As filed with the U.S. Securities and Exchange Commission on November 25, 2020

File No. 033-22821

File No. 811-05601

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 77          ☒

AND

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

                 AMENDMENT NO. 78                              ☒

SEI INSTITUTIONAL INTERNATIONAL TRUST

(Formerly, “SEI International Trust”)

(Exact Name of Registrant as Specified in Charter)

SEI Investments Company

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices)

(610) 676-1000

(Registrant’s Telephone Number)

Timothy D. Barto, Esq.

SEI Investments Company

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

Timothy W. Levin, Esq.

Morgan, Lewis & Bockius LLP

1701 Market  Street

Philadelphia, Pennsylvania 19103

Title of Securities Being Registered. . .Units of Beneficial Interest

It is proposed that the filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☐	on [date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on January 31, 2021 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS DATED NOVEMBER 25, 2020

SEI INSTITUTIONAL INTERNATIONAL TRUST

Class F Shares

PROSPECTUS

January 31, 2021

EMERGING MARKETS EQUITY FUND (SIEMX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Class F Shares of the Fund appearing in this prospectus may not be available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.

Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure or contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports.  If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

SEI INSTITUTIONAL INTERNATIONAL TRUST

About This Prospectus

FUND SUMMARY
EMERGING MARKETS EQUITY FUND	1
Purchase and Sale of Fund Shares	1
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
MORE INFORMATION ABOUT INVESTMENTS	8
MORE INFORMATION ABOUT RISKS	9
Risk Information Common to the Fund	9
More Information About Principal Risks	9
GLOBAL ASSET ALLOCATION	9
MORE INFORMATION ABOUT THE FUND’S BENCHMARK INDEX	16
INVESTMENT ADVISER	16
SUB-ADVISERS	17
Information About Fee Waivers	18
Sub-Advisers and Portfolio Managers	18
PURCHASING, EXCHANGING AND SELLING FUND SHARES	20
HOW TO PURCHASE FUND SHARES	20
Pricing of Fund Shares	20
Frequent Purchases and Redemptions of Fund Shares	21
Foreign Investors	23
Customer Identification and Verification and Anti-Money Laundering Program	23
HOW TO EXCHANGE YOUR FUND SHARES	24
HOW TO SELL YOUR FUND SHARES	24
Receiving Your Money	24
Methods Used to Meet Redemption Obligations	25
Low Balance Redemptions	25
Suspension of Your Right to Sell Your Shares	25
Large Redemptions	25
Telephone Transactions	25
Unclaimed Property	25
DISTRIBUTION OF FUND SHARES	25
SERVICE OF FUND SHARES	26
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	26
DIVIDENDS, DISTRIBUTIONS AND TAXES	26
Dividends and Distributions	26
Taxes	26
ADDITIONAL INFORMATION	28
FINANCIAL HIGHLIGHTS	29
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL INTERNATIONAL TRUST	Back Cover

EMERGING MARKETS EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	[XX]	%
Total Annual Fund Operating Expenses	[XX]	%
Fee Waivers and Expense Reimbursements	[XX]	%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	[XX]	%

* Renewed as of January 31, 2021, SIMC, the Fund’s investment adviser, has contractually agreed to waive its management fee as necessary to keep the management fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2022 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Emerging Markets Equity Fund — Class F Shares	$	[XX]	$	[XX]	$	[XX]	$	[XX]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [XX]% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. Equity securities include common stocks, preferred stock, warrants, participation notes and depositary receipts. The Fund normally maintains investments in at least six emerging market countries, however, it may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. Due to the size of its economy relative to other emerging market countries, it is expected that China will generally constitute a significant exposure in the Fund. Emerging market countries are those countries that: (i) are characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) are included in an emerging markets index by a recognized index provider; or (iii) have similar

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developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC), the Fund’s adviser.

The Fund may invest in swaps based on a single security or an index of securities, futures contracts, forward contracts and options to synthetically obtain exposure to securities or baskets of securities or for hedging purposes, including seeking to manage the Fund’s currency exposure to foreign securities and mitigate the Fund’s overall risk. Swaps may be used to obtain exposure to different foreign equity markets.

The Fund may purchase futures contracts or shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly. The Fund may also invest a portion of its assets in securities of companies located in developed foreign countries and securities of small capitalization companies.

Principal Risks

Market Risk - The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole . Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic  or other developments that may cause broad changes in market value, public perceptions concerning these  developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks,  such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact  markets adversely and cause market volatility in both the short- and long-term.

Foreign Investment/Emerging Markets Risk - The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets.  A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets.

Country Concentration Risk—The Fund’s concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in the Foreign Investment/Emerging Markets Risk.

Risk of Investing in China—Because China is an emerging market that may be subject to considerable government intervention and varying degrees of economic, political and social instability, such investments may be subject to greater risk of stock market, interest rate, and currency fluctuations, as well as inflation.

Investment Style Risk - The risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Currency Risk - As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Small and Medium Capitalization Risk - The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.

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In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Depositary Receipts Risk - Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory,  tax, accounting and audit environments.

Preferred Stock Risk - Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Participation Notes (P-Notes) Risk - P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Warrants Risk - Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Derivatives Risk - The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Credit Risk - The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Leverage Risk - The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss

Liquidity Risk - The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

LIBOR Replacement Risk - The U.K. Financial Conduct Authority has announced that it intends to stop compelling  or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates after 2021. The elimination of LIBOR  may adversely affect the interest rates on, and value of, certain Fund investments.

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Exchange-Traded Funds (ETFs) Risk - The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class F Shares of the Fund by showing changes in the Fund’s performance from year to year for the past ten calendar years and by showing how the Fund’s average annual returns for 1, 5 and 10 years, and since the Fund’s inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

2011	-23.32%
2012	17.10%
2013	-0.26%
2014	-5.10%
2015	-14.49%
2016	12.49%
2017	37.27%
2018	-18.67%
2019	19.75%
2020	[XX] %
Best Quarter:	Worst Quarter:
[XX]%	[-24.81]%
[XX]	[(09/30/11)]

Average Annual Total Returns (for the periods ended December 31, 2020)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. [In some cases, the Fund’s return after taxes may exceed the Fund’s return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.]

Emerging Markets Equity Fund — Class F Shares	1 Year		5 Years		10 Years		Since Inception (1/17/1995)
Return Before Taxes	[XX]	%	[XX]	%	[XX]	%	[XX]	%
Return After Taxes on Distributions	[XX]	%	[XX]	%	[XX]	%	[XX]	%
Return After Taxes on Distributions and Sale of Fund Shares	[XX]	%	[XX]	%	[XX]	%	[XX]	%
MSCI Emerging Markets Index Return (net) (reflects no deduction for fees or expenses)	[XX]	%	[XX]	%	[XX]	%	[XX]	%†

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

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Portfolio Manager	Experience with the Fund	Title with Adviser
John Lau	Since 2019	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
J O Hambro Capital Management Limited	Emery Brewer Dr. Ivo Kovachev	Since 2010 Since 2010	Lead Senior Manager Senior Fund Manager
KBI Global Investors (North America) Ltd	Gareth Maher David Hogarty Ian Madden James Collery John Looby Massimiliano Tondi, CFA, FRM	Since 2012 Since 2012 Since 2012 Since 2012 Since 2014 Since 2014	Head of Portfolio Management Head of Strategy Development Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager
Lazard Asset Management LLC	Kevin O’Hare, CFA Peter Gillespie, CFA James Donald, CFA John R. Reinsberg	Since 2010 Since 2010 Since 2010 Since 2010	Managing Director, PortfolioManager/Analyst Managing Director, Portfolio Manager/Analyst Managing Director, Portfolio Manager/Analyst Deputy Chairman, Portfolio Manager/Analyst
Neuberger Berman Investment Advisers LLC	Conrad A. Saldanha, CFA	Since 2010	Managing Director
Qtron Investments LLC	Dmitri Kantsyrev, Ph.D., CFA Ronald Hua, CFA	Since 2018 Since 2018	Partner, Portfolio Manager Partner, Portfolio Manager
RWC Asset Advisors (US) LLC	James Johnstone John Malloy	Since 2015 Since 2015	Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page XX of this prospectus.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class F Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund’s transfer agent (the Transfer Agent) or the Fund’s authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT INVESTMENTS

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities and certain other instruments.

The Fund has its own investment goal and strategies for reaching that goal. The Fund’s assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Fund’s assets in a way that they believe will help the Fund achieve its goal.

This prospectus describes the Fund’s primary investment strategies. However, the Fund may also invest in other securities, use other strategies or engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Fund’s Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. For temporary defensive or liquidity purposes during unusual economic or market conditions, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s strategies. During such time, the Fund may not achieve its investment goals. The Fund will do so only if SIMC or a Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal. The Fund may lend its securities to certain financial institutions in an attempt to earn additional income.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Fund

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which those securities trade. The effect on the Fund’s share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer’s home country. These various risks will be even greater for investments in emerging market countries where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Fund:

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Fund to lose money. The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) (described above) involve greater risks of default or downgrade and are generally more volatile than

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investment grade securities. Discontinuation of these payments could substantially adversely affect the market value of the security.

Country Concentration—The Fund’s concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in Foreign Investment/Emerging and Frontier Markets.

Currency — The Fund takes active positions in currencies, which involve different techniques and risk analyses than the Fund’s purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investments in currencies may, to a lesser extent, also subject the Fund to these same risks. The value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in U.S. equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including ADRs, are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Fund will cause the value of your investment in the Fund to decrease. The Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is described above and leverage risk is described below. The Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, limit or restrict their use by the Fund, otherwise adversely affect their performance or disrupt markets.

Economic Risk of Global Health Events - The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other

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potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs,  changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other  actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other  adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic,  pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the  global economy, as well as the economies of individual countries, the financial performance of individual  companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests,  which in turn could negatively impact the Fund’s performance and cause losses on your investment in the  Fund. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Equity Market — Because the Emerging Markets Equity Fund may purchase equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Exchange-Traded Products (ETPs) — The risks of owning interests of an ETP, such as an ETF or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Inverse ETFs seek to provide investment results that match a negative of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in leveraged inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises. Leveraged, inverse and leveraged inverse ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment.

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Foreign Investment/Emerging and Frontier Markets — The Fund may invest in foreign issuers, including issuers located in emerging and frontier market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. “Frontier market countries” are a subset of emerging market countries with even smaller national economies. Emerging market countries, and, to an even greater extent, frontier market countries, may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market and frontier market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market and frontier market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market and frontier market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Frontier countries are a subset of emerging market countries with even smaller national economies. The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

Investment Company — The Fund may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. When the Fund invests in an investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. The Fund may invest in affiliated funds including, for example, money market funds for reasons such as cash management or other purposes. In such cases, the Fund’s adviser and its affiliates will earn fees at both the Fund level and within the underlying fund with respect to the Fund’s assets invested in the underlying fund. In part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. See also, “Exchange-Traded Products (ETPs),” above.

Investment Style — Investment style risk is the risk that the Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the

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value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIBOR Replacement - On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates after 2021. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is  tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR.  Alternative reference rates for other currencies have also been announced or have already begun publication.  Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — The Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of paying an entire premium in the call option without ever getting the opportunity to execute the option. The seller (writer) of a covered put (sell) option (e.g., the writer has a short position in the underlying security) will suffer a loss if the increase in the market price of the underlying security is greater than the premium received from the buyer of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of paying an entire premium in the put option without ever getting the opportunity to exercise the option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Participation Notes (P-Notes) — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-

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Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Preferred Stock — The Emerging Markets Equity Fund may invest in preferred stocks. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Reallocation — In addition to managing the Fund, SIMC constructs and maintains strategies (Strategies) for certain clients, and the Fund is designed in part to implement those Strategies. Within the Strategies, SIMC periodically adjusts the target allocations among the Fund to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Fund. Because a large portion of the assets in the Fund may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Fund. While reallocations are intended to benefit investors that invest in the Fund through the Strategies, they could in certain cases have a detrimental effect on the Fund if it is being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting the portfolio management strategy, and causing the Fund to incur taxable gains. SIMC seeks to manage the impact to the Fund resulting from reallocations in the Strategies.

Risk of Investing in China—China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries could have a significant impact on the economy of China. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. There also is no guarantee that the Chinese government will not revert from its current open-market economy to an economic policy of central planning. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund, U.S. authorities and regulators to obtain or enforce a judgment in a Chinese court.

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Small and Medium Capitalization Issuers — The Emerging Markets Equity Fund may invest in small and medium capitalization issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes).

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time.  Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as of the date of this prospectus.  Prior to the Dodd-Frank Act, the

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OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”).  Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (SEFs). Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects.  Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators (Margin Rules), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps.

Warrants — The Emerging Markets Equity Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

GLOBAL ASSET ALLOCATION

The Fund and other funds managed by SIMC are used within the Strategies that SIMC constructs and maintains for certain clients (Strategy Clients). The Fund is designed in part to be used as a component within those Strategies. The degree to which a Strategy Client’s portfolio is invested in the particular market segments and/or asset classes represented by the Fund and other funds varies. SIMC believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy’s overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Fund and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Fund and other funds. Because a significant portion of the assets in the Fund and other funds may be attributable to investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Fund. Although reallocations are intended to benefit investors that invest in the Fund through the Strategies, they could, in certain cases, have a detrimental effect on the Fund. Such detrimental effects could include: transaction costs, capital gains and other expenses resulting from an increase in portfolio turnover; and disruptions to the portfolio management strategy, such as foregone investment opportunities or the inopportune sale of securities to facilitate redemptions.

MORE INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

The following information describes the index referred to in the Performance Information section of this prospectus.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of 24 emerging market countries.

INVESTMENT ADVISER

SIMC, a Securities and Exchange Commission (SEC) registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Fund. As of [XX], SIMC had approximately $[XX] billion in assets under management.

The Fund is managed by SIMC and one or more Sub-Advisers. SIMC acts as a “manager of managers” of the Fund and, subject to the oversight of the Board of Trustees of the Trust (Board), is responsible for:

• researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

• allocating, on a continuous basis, assets of the Fund among the Sub-Advisers (to the extent the Fund has more than one Sub-Adviser);

• monitoring and evaluating each Sub-Adviser’s performance;

• overseeing the Sub-Advisers to ensure compliance with the Fund’s investment objectives, policies and restrictions; and

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• monitoring each Sub-Adviser’s adherence to its investment style.

SIMC acts as manager of managers for the Fund pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Fund without submitting the sub-advisory agreements to a vote of the applicable Fund’s shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to the Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Fund. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC’s primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser’s performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC’s analysis of the manager’s particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager’s investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source fund.

The following portfolio manager is primarily responsible for the management and oversight of the Fund, as described above.

John Lau serves as Portfolio Manager for the Emerging Markets Equity Fund and Asia Pacific Equity strategies. In this role, Mr. Lau focuses on investment research, risk management, and portfolio construction of equity strategies in Emerging Markets and Asia Pacific, including the China A-share market. Mr. Lau is based in Hong Kong and is a senior member of the SEI Global Equity Committee. Prior to joining SEI in 2007, Mr. Lau spent eleven years as Senior Portfolio Manager of a quantitative equity team within Citigroup Asset Management, where he managed global equity strategies, an equity market-neutral fund, and structured products. Mr. Lau earned his Bachelor’s degree from the University of Michigan. Mr. Lau also holds a Master of Science in Engineering from University of California, Berkeley and a Master of Business Administration from Columbia University.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within the Fund’s investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for the Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

For the fiscal year ended September 30, 2020, SIMC received investment advisory fees as a percentage of the Fund’s average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Emerging Markets Equity Fund*	1.05%	[XX]	%

* Renewed as of January 31, 2021, SIMC, the Emerging Market Equity Fund’s investment adviser, has contractually agreed to waive its management fee as necessary to keep the management fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement

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shall remain in effect until January 31, 2022 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board.

A discussion regarding the basis of the Board’s approval of the Fund’s investment advisory and/or sub-advisory agreements is available in the Fund’s Semi-Annual Report, which covers the period of October 1, 2019 through March 31, 2020, and the Fund’s Annual Report, which covers the period of October 1, 2019 to September 30, 2020.

SIMC has registered with the National Futures Association as a “commodity pool operator” under the Commodities Exchange Act (CEA) with respect to certain other products not included in this prospectus. A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed on behalf of the Fund in accordance with CFTC Regulation 4.5 and other relevant rules, regulations and no-action relief. The Trust and the Fund are therefore not subject to registration or regulation as a pool operator under the CEA.

Information About Fee Waivers

Effective January 31, 2021, the Adviser and/or its affiliates have contractually agreed to waive its management fee for the Emerging Markets Equity Fund until January 31, 2022 as necessary to keep the management fee paid by the Fund from exceeding 0.95%. The agreement may be amended or terminated only with the consent of the Board of Trustees.

Sub-Advisers and Portfolio Managers

EMERGING MARKETS EQUITY FUND:

J O Hambro Capital Management Limited: J O Hambro Capital Management Limited (JOHCM), located at 1, St. James’s Market, London, SW1Y 4AH, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to JOHCM. Emery Brewer is the Lead Senior Manager of the JOHCM Emerging Markets Fund. Mr. Brewer has 29 years’ industry experience. 22 of those years have been in Emerging Markets equity fund management, which he gained while working at Driehaus Capital Management from 1997-2007, as a private investor from 2008-2009, and after joining JOHCM in 2010. Mr. Brewer has a B.S. in Economics from the University of Utah and an M.B.A. from the University of Rochester. Dr. Ivo Kovachev is Senior Fund Manager of the JOHCM Emerging Markets Fund. Dr. Kovachev joined JOHCM in 2010 from Kinsale Capital Management, where he was Chief Investment Officer. Previously, Dr. Kovachev spent ten years at Driehaus Capital Management. Dr. Kovachev holds a Masters in Engineering in Management Information Systems from the Prague School of Economics and an M.Sc. in Technology and Innovation Management from the University of Sussex. In addition, Dr. Kovachev holds a Ph.D. in Industrial and Development Policy from the Open University. Dr. Kovachev is also a Fulbright Scholar, having attended the Thunderbird School of Global Management in Arizona.

KBI Global Investors (North America) Ltd: KBI Global Investors (North America) Ltd (KBIGI (North America)), located at 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3, Ireland, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to KBIGI (North America). Gareth Maher is Head of Portfolio Management and has been with the firm since 2000. Mr. Maher joined KBIGI (North America)’s investment team in 2008 and holds a master’s degree in Economic Science from University College Dublin. David Hogarty, Head of Strategy Development, was instrumental in developing the strategy in 2003 and has been a member of the investment team since launch. Mr. Hogarty has 28 years of industry experience. Ian Madden, a Senior Portfolio Manager, joined the firm in 2000 as a Portfolio Assistant. Mr. Madden was appointed Manager of KBIGI (North America)’s Institutional Business Support unit in 2002 and joined the investment team as a Portfolio Manager in 2004. James Collery, a Senior Portfolio Manager, joined the firm in 2001 as a Performance & Risk Analyst. Mr. Collery was appointed a Portfolio Manager on KBIGI (North America)’s Hedge Fund team in 2003 and joined the team as a Portfolio Manager in 2007. John Looby, a Senior Portfolio Manager with KBIGI (North America), joined the firm in September 2014 and has 29 years of industry experience. Prior to joining KBIGI (North America), Mr. Looby was a Senior Investment Manager at Setanta Asset Management, where he was the Lead Senior Portfolio Manager of the flagship Global Equity Fund. Massimiliano Tondi, CFA, FRM, a Senior Portfolio Manager, joined the firm in September 2014 and has 16 years of industry experience. Prior to joining KBIGI (North America), Mr. Tondi was a Quantitative Portfolio Manager at Fideuram Asset Management Ireland since 2011 and served as a Risk Manager at Fideuram Asset Management Ireland since 2007.

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Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to Lazard.The team consists of Kevin O’Hare, CFA, Managing Director, Portfolio Manager/Analyst; Peter Gillespie, CFA, Managing Director, Portfolio Manager/Analyst; James Donald, CFA, Managing Director, Portfolio Manager/Analyst; and John R. Reinsberg, Deputy Chairman, International and Global Strategies, Portfolio Manager/Analyst. Mr. O’Hare joined Lazard in 2001 as a Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the technology, health care, telecommunications and consumer discretionary sectors. Mr. Gillespie joined Lazard in 2007 and is a Director and Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the industrials, materials and consumer staples sectors. Prior to joining Lazard, Mr. Gillespie was a Portfolio Manager at Newgate Capital, LLP, where he co-managed the Asian portion of an emerging markets equity fund. Mr. Donald joined Lazard in 1996 as a Portfolio Manager/Analyst on the Emerging Markets Equity team and Head of the Emerging Markets Group. Mr. Reinsberg joined Lazard in 1992 as a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. Mr. Reinsberg is also Deputy Chairman of Lazard, responsible for oversight of the firm’s international and global strategies.

Neuberger Berman Investment Advisers LLC: Neuberger Berman Investment Advisers LLC (NBIA; and, together with its affiliates, Neuberger Berman), located at 1290 Avenue of the Americas, New York, New York 10104, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Conrad A. Saldanha, CFA, Managing Director, is responsible for the management of the portion of the Emerging Markets Equity Fund’s assets allocated to NBIA. Mr. Saldanha joined Neuberger Berman in 2008 as a Portfolio Manager. Mr. Saldanha is a Portfolio Manager for the firm’s Global Equity team and is responsible for Emerging Markets equities. Prior to joining NBIA, Mr. Saldanha held several positions at GE Asset Management Inc., most recently serving as Vice President and Co-Portfolio Manager on the Global Emerging Markets product.

Qtron Investments LLC: Qtron Investments LLC (Qtron), located at 200 High Street, 5th Floor, Boston, MA 02110, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to Qtron. Dr. Dmitri Kantsyrev cofounded Qtron with Mr. Ronald Hua in 2016. Prior to Qtron, Dr. Kantsyrev served as a director for PanAgora Asset Management’s (Panagora) Dynamic Equity team and was a member of the firm’s Operating Committee (2007-2016). Dr. Kantsyrev led portfolio management and research for the Dynamic Equity team’s global, international, and emerging markets strategies. Prior to PanAgora, Dr. Kantsyrev pursued an academic career as a lecturer at the USC Marshall School of Business and Pepperdine University. Before his switch to finance, Dr. Kantsyrev was a research scientist at the University of Michigan Spin Physics Center. Dr. Kantsyrev holds a Ph.D. in Economics from the University of Southern California and M.S. degrees in Mathematical Finance and Physics. Dr. Kantsyrev is a CFA charterholder, has been published in the Journal of Portfolio Management, and has presented at conferences and seminars. Mr. Ronald Hua cofounded Qtron with Dr. Dmitri Kantsyrev in 2016. Prior to Qtron, Mr. Hua was a partner at Goldman Sachs Asset Management and served as Chief Investment Officer in the Quantitative Investment Strategies Group (2011-2016). Before joining Goldman Sachs Asset Management, Mr. Hua served as the Chief Investment Officer of Equities at PanAgora where he oversaw Dynamic Equity products (2004-2011). Prior to PanAgora, Mr. Hua was a portfolio manager at Putnam Investments managing international and US small-cap funds (1994-2004). Before that, Mr. Hua was a Quantitative Research Analyst at Fidelity Management and Research Company (1994-1999). Mr. Hua holds an M.B.A. and an M.S. in Computer Science from New York University. Mr. Hua is a CFA charterholder. Mr. Hua is on the editorial board of the Journal of Portfolio Management (JPM) and has been published in the JPM.

RWC Asset Advisors (US) LLC: RWC Asset Advisors (US) LLC (RWC), located at 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to RWC. The professionals primarily responsible for the day-to-day management are James Johnstone and John Malloy. Mr. Johnstone, Portfolio Manager for RWC’s emerging markets and frontier markets strategies, joined RWC in 2015. Previously, Mr. Johnstone was Senior Managing Director, Director of Investments, and Portfolio Manager at Everest Capital, having joined the Everest Capital group of companies in 2009. Mr. Johnstone was a member of the firm’s Investment Committee. Mr. Johnstone has over twenty years of investment management experience. Mr. Johnstone holds a M.A. in Classics and Modern Languages from Christ Church, Oxford University. Mr. Malloy, Portfolio Manager for RWC’s emerging markets and frontier markets strategies, joined RWC in 2015. Previously, Mr. Malloy was Senior Managing Director, Director of Investments and Portfolio Manager at Everest Capital, and was with the Everest Capital group of companies for 18 years. Mr. Malloy was a member of the firm’s Executive, Investment and Risk Committees. Mr.

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Malloy has over 25 years of global investment management and research analysis experience. Mr. Malloy holds a B.S. in Management from Norwich University and an M.B.A. from Boston University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership, if any, of Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

The following sections tell you how to purchase, exchange and sell (sometimes called “redeem”) Class F Shares of the Fund. The Fund offers Class F Shares only to financial institutions and intermediaries for their own or their customers’ accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class F Shares by placing orders with the Transfer Agent or the Fund’s authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading (usually defined as four or more “round trips” in the Fund in any twelve-month period). For more information regarding the Fund’s policies and procedures related to excessive trading, please see “Frequent Purchases and Redemptions of Fund Shares” below.

You may be eligible to purchase other classes of shares of the Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institution representative or intermediaries can tell you which class of shares is available to you.

The Fund calculates its NAV per share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day’s NAV per share, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per share after the intermediary receives the request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share’s portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, the Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an

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exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. The Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Fund, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Fund will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Fund’s Fair Value Pricing Policies and Procedures (Fair Value Procedures) until an independent source can be secured. Debt securities held by the Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading, the settlement price may not be available at the time at which the fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by the Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Fund’s administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Fund’s administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Fund’s administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Fund’s Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of the Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not “readily available,” are determined to be unreliable or cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the

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Board. The Fund’s Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in the Fund; or (vi) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

The Emerging Markets Equity Fund uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Emerging Markets Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval,” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair-valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Emerging Markets Equity Fund shall value the non-U.S. securities in its portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the vendor. Additionally, if a local market in which the Emerging Markets Equity Fund owns securities is closed for one or more days (scheduled or unscheduled) while the Fund is open, and if such securities in the Fund’s portfolio exceed the predetermined confidence interval discussed above, then the Fund shall value such securities based on the fair value prices provided by the vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Fund’s administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

“Market timing” refers to a pattern of frequent purchases and sales of the Fund’s shares, often with the intent of earning arbitrage profits. Market timing of the Fund could harm other shareholders in various ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing the Fund to incur unwanted taxable gains and forcing the Fund to hold excess levels of cash.

The Fund is intended to be long-term investment vehicles and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies

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and procedures on behalf of the Fund to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder’s account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i.  if the shareholder conducts four or more “round trips” in the Fund in any twelve-month period. A round trip involves the purchase of shares of the Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

ii.  if the Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund, in its sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Fund’s policies are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund’s policy, the Fund may consider (to the extent reasonably available) an investor’s trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

The Fund’s monitoring techniques are intended to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund’s monitoring techniques. Operational or technical limitations may also limit the Fund’s ability to identify short-term trading activity.

The Fund and/or its service providers have entered into agreements with financial intermediaries that require them to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Fund may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may request that the financial intermediary prohibit the shareholder from future purchases or exchanges into the Fund.

The Fund may be sold to participant-directed employee benefit plans. The Fund’s ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

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Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Fund will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

An authorized financial institution or intermediary may exchange Class F Shares of any fund for Class F Shares of any other fund of SEI Institutional International Trust on any Business Day by placing orders with the Transfer Agent or the Fund’s authorized agent. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days’ notice. When you exchange shares, you are really selling shares of one fund and buying shares of another fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Fund receives your exchange request. All exchanges are based on the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges in that fund. The Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund’s other shareholders or if it is deemed possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor’s financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day by placing orders with the Transfer Agent or the Fund’s authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your authorized financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Fund receives your request or after the Fund’s authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law.

Receiving Your Money

Normally, the Fund will make payment on your redemption request on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

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Methods Used to Meet Redemption Obligations

The Fund generally pays sale (redemption) proceeds in cash during normal market conditions. To the extent that the Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Fund also operates an interfund lending program that enables the Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help the Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. All of these methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

The Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the Investment Company Act, and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Large Redemptions

Large unexpected redemptions to the Fund can disrupt portfolio management and increase trading costs by causing the Fund to liquidate a substantial portion of its assets in a short period of time. Large redemptions may arise from the redemption activity of a single investor, or the activity of a single investment manager managing multiple underlying accounts. In the event of a large unexpected redemption, the Fund may take such steps as implementing a redemption in kind or delaying the delivery of redemption proceeds for up to seven days. Further, the Fund may reject future purchases from that investor or investment manager. An investor or investment manager with a large position in the Fund may reduce the likelihood of these actions if it works with the Fund to mitigate the impact of a large redemption by, for example, providing advance notice to the Fund of a large redemption or by implementing the redemption in stages over a period of time.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares.  Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Fund’s shares.

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The Fund is sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Fund. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Fund to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Fund’s SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

SERVICE OF FUND SHARES

The Fund has adopted a shareholder services plan and agreement (the Service Plan) with respect to Class F Shares that allows such shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of up to 0.25% of average daily net assets of the Class F Shares. The Service Plan provides that shareholder service fees on Class F Shares will be paid to SIDCo., which may then be used by SIDCo. to compensate financial intermediaries for providing shareholder services with respect to Class F Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person who requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date of which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings website and the Fund’s policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund distributes its investment income periodically as dividends to shareholders. It is the policy of the Emerging Markets Equity Fund to pay dividends at least once annually. The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

[Taxes]

Please consult your tax advisor regarding your specific questions about federal, state, local and foreign income taxes. Below, the Fund has summarized some important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement.

The Tax Cuts and Jobs Act (the Tax Act) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to RICs, such as the Fund.  The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

26

At least annually, the Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Dividends that are qualified dividend income are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and certain requirements are satisfied by you and by the Fund. Qualified dividend income is, in general, dividends from domestic corporations and from certain eligible foreign corporations that include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum tax rate of 20%. The investment strategies of the Emerging Markets Equity Fund may limit its ability to make distributions eligible for the lower tax rates applicable to qualified dividend income.

Because the Fund’s income is derived primarily from investments in foreign rather than domestic U.S. securities their distributions are generally not expected to be eligible for the dividends-received deduction for corporate shareholders.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution, even though, as an economic matter, the distribution simply constitutes a return of your investment. “Buying a dividend” should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale of Fund shares held for twelve months or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agents) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, the Fund (or its administrative agent) will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund (or its administrative agent) will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of the Fund’s shares may not be changed after the settlement date of each such sale of the Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Fund.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks and securities of foreign corporations, the Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

27

Non-U.S. investors in the Fund may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing in the Fund.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

The SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Fund’s investment adviser, custodian, administrator and transfer agent, accountants and distributor) who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws.

28

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class F Shares of the Fund. This information is intended to help you understand the Fund’s financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

This information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, the Fund’s independent registered public accounting firm. Its report, along with the Fund’s financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS OR PERIOD ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

	Net Asset Value, Beginning of Year	Net Investment Income Loss(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate†
Emerging Markets Equity Fund
CLASS F(2)
2020	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	XX	XX	$ XX	XX		XX		XX	%	XX	%	XX	%
2019	11.47	0.10	(0.29)	(0.19)	(0.07)	—	(0.07)	11.21	(1.64)	$1,564,523	1.70	(4)	1.70	(4)	1.81	(5)	0.92		89
2018	12.32	0.08	(0.77)	(0.69)	(0.16)	—	(0.16)	11.47	(5.71)	1,668,960	1.69	(4)	1.69	(4)	1.80	(5)	0.61		70
2017	10.09	0.07	2.24	2.31	(0.08)	—	(0.08)	12.32	23.10	1,821,009	1.74	(4)	1.74	(4)	1.82	(5)	0.65		66
2016	8.43	0.05	1.68	1.73	(0.07)	—	(0.07)	10.09	20.66	1,532,960	1.76	(3)(4)	1.76	(3)(4)	1.86	(3)(5)	0.59		79

†                                           Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*                                           Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements.

**                                      See Note 5 in Notes to Financial Statements.

(1)                                     Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)                                     Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

(3)                                     The expense ratio includes proxy expenses outside the cap.

(4)                                     The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been [XX]%, 1.70%, 1.69%, 1.74%, and 1.76% for 2020, 2019, 2018, 2017, and 2016.

(5)                                     The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been [XX]%, 1.80%, 1.80%, 1.82%, and 1.86% for 2020, 2019, 2018, 2017, and 2016.

Amounts designated as “-” are either $0 or have been rounded to $0.

29

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI, dated January 31, 2021, includes detailed information about the SEI Institutional International Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Fund’s holdings and contain information from the Fund’s managers about Fund strategies, and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI

By Mail: Write to the Fund at:

One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Fund makes available its SAI and Annual and Semi-Annual Reports, free of charge, on or through the Fund’s Website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional International Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional International Trust’s Investment Company Act registration number is 811-05601.

SEI-F-XXX (X/XX)

seic.com

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS DATED NOVEMBER 25, 2020

SEI INSTITUTIONAL INTERNATIONAL TRUST

Class Y Shares

PROSPECTUS

January 31, 2021

EMERGING MARKETS EQUITY FUND (SEQFX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Class Y Shares of the Fund appearing in this prospectus may not be available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.

Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure or contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports.  If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

SEI INSTITUTIONAL INTERNATIONAL TRUST

About This Prospectus

FUND SUMMARY
EMERGING MARKETS EQUITY FUND	4
Purchase and Sale of Fund Shares	9
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
MORE INFORMATION ABOUT INVESTMENTS	10
MORE INFORMATION ABOUT RISKS	10
Risk Information Common to the Fund	10
More Information About Principal Risks	10
GLOBAL ASSET ALLOCATION	17
MORE INFORMATION ABOUT THE FUND’S BENCHMARK INDEX	17
INVESTMENT ADVISER	17
SUB-ADVISERS	18
Information About Fee Waivers	19
Sub-Advisers and Portfolio Managers	19
PURCHASING, EXCHANGING AND SELLING FUND SHARES	21
HOW TO PURCHASE FUND SHARES	21
Pricing of Fund Shares	22
Frequent Purchases and Redemptions of Fund Shares	24
Foreign Investors	25
Customer Identification and Verification and Anti-Money Laundering Program	25
HOW TO EXCHANGE YOUR FUND SHARES	26
HOW TO SELL YOUR FUND SHARES	26
Receiving Your Money	26
Methods Used to Meet Redemption Obligations	26
Low Balance Redemptions	27
Suspension of Your Right to Sell Your Shares	27
Large Redemptions	27
Telephone Transactions	27
Unclaimed Property	27
DISTRIBUTION OF FUND SHARES	27
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	28
DIVIDENDS, DISTRIBUTIONS AND TAXES	28
Dividends and Distributions	28
Taxes	28
ADDITIONAL INFORMATION	29
FINANCIAL HIGHLIGHTS	31
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL INTERNATIONAL TRUST	Back Cover

EMERGING MARKETS EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	[XX]	%
Total Annual Fund Operating Expenses	[XX]	%
Fee Waivers and Expense Reimbursements	[XX]	%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	[XX]	%

* Renewed as of January 31, 2021, SIMC, the Fund’s investment adviser, has contractually agreed to waive its management fee as necessary to keep the management fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2022 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Emerging Markets Equity Fund — Class Y Shares	$	[XX]	$	[XX]	$	[XX]	$	[XX]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [XX]% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. Equity securities include common stocks, preferred stock, warrants, participation notes and depositary receipts. The Fund normally maintains investments in at least six emerging market countries, however, it may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. Due to the size of its economy relative to other emerging market countries, it is expected that China will generally constitute a significant exposure in the Fund. Emerging market countries are those countries that: (i) are characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) are included in an emerging markets index by a recognized index

4

provider; or (iii) have similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC), the Fund’s adviser.

The Fund may invest in swaps based on a single security or an index of securities, futures contracts, forward contracts and options to synthetically obtain exposure to securities or baskets of securities or for hedging purposes, including seeking to manage the Fund’s currency exposure to foreign securities and mitigate the Fund’s overall risk. Swaps may be used to obtain exposure to different foreign equity markets.

The Fund may purchase futures contracts or shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly. The Fund may also invest a portion of its assets in securities of companies located in developed foreign countries and securities of small capitalization companies.

Principal Risks

Market Risk - The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole . Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Foreign Investment/Emerging Markets Risk - The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets.

Country Concentration Risk—The Fund’s concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in the Foreign Investment/Emerging Markets Risk.

Risk of Investing in China—Because China is an emerging market that may be subject to considerable government intervention and varying degrees of economic, political and social instability, such investments may be subject to greater risk of stock market, interest rate, and currency fluctuations, as well as inflation.

Investment Style Risk - The risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Currency Risk - As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Small and Medium Capitalization Risk - The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established

5

companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Depositary Receipts Risk - Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Preferred Stock Risk - Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Participation Notes (P-Notes) Risk - P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Warrants Risk - Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Derivatives Risk - The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Credit Risk - The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Leverage Risk - The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss

Liquidity Risk - The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

6

LIBOR Replacement Risk - The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates after 2021. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments.

Exchange-Traded Funds (ETFs) Risk - The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund’s performance from year to year for the past ten calendar years and by showing how the Fund’s average annual returns for 1, 5 and 10 years, and since the Fund’s inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

2011	-23.32%
2012	17.10%
2013	-0.26%
2014	-5.10%
2015	-14.25%
2016	12.77%
2017	37.58%
2018	-18.42%
2019	20.05%
2020	[XX] %
Best Quarter:	Worst Quarter:
[XX%]	[-24.81%]
[XX]	[(09/30/11)]

The Fund’s Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund’s Class F Shares is shown. The Fund’s Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2020)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. [In some cases, the Fund’s return after taxes may exceed the Fund’s return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.]

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Emerging Markets Equity Fund*	1 Year		5 Years		10 Years		Since Inception (1/17/1995)
Return Before Taxes	[XX]	%	[XX]	%	[XX]	%	[XX]	%
Return After Taxes on Distributions	[XX]	%	[XX]	%	[XX]	%	[XX]	%
Return After Taxes on Distributions and Sale of Fund Shares	[XX]	%	[XX]	%	[XX]	%	[XX]	%
MSCI Emerging Markets Index Return (net) (reflects no deduction for fees or expenses)	[XX]	%	[XX]	%	[XX]	%	[XX]	%

* The Fund’s Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
John Lau	Since 2019	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
J O Hambro Capital Management Limited	Emery Brewer Dr. Ivo Kovachev	Since 2010 Since 2010	Lead Senior Manager Senior Fund Manager

KBI Global Investors (North America) Ltd	Gareth Maher David Hogarty Ian Madden James Collery John Looby Massimiliano Tondi, CFA, FRM	Since 2012 Since 2012 Since 2012 Since 2012 Since 2014 Since 2014	Head of Portfolio Management Head of Strategy Development Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager

Lazard Asset Management LLC	Kevin O’Hare, CFA Peter Gillespie, CFA James Donald, CFA John R. Reinsberg	Since 2010 Since 2010 Since 2010 Since 2010	Managing Director, Portfolio Manager/Analyst Managing Director, Portfolio Manager/Analyst Managing Director, Portfolio Manager/Analyst Deputy Chairman, Portfolio Manager/Analyst

Neuberger Berman Investment Advisers LLC	Conrad A. Saldanha, CFA	Since 2010	Managing Director

Qtron Investments LLC	Dmitri Kantsyrev, Ph.D., CFA Ronald Hua, CFA	Since 2018 Since 2018	Partner, Portfolio Manager Partner, Portfolio Manager

RWC Asset Advisors (US) LLC	James Johnstone John Malloy	Since 2015 Since 2015	Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page XX of this prospectus.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class Y Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. Notwithstanding the foregoing, a higher minimum investment amount may be required for certain types of investors to be eligible to invest in Class Y Shares, as set forth in “Purchasing, Exchanging and Selling Fund Shares” on page XX. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund’s transfer agent (the Transfer Agent) or the Fund’s authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT INVESTMENTS

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities and certain other instruments.

The Fund has its own investment goal and strategies for reaching that goal. The Fund’s assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Fund’s assets in a way that they believe will help the Fund achieve its goal.

This prospectus describes the Fund’s primary investment strategies. However, the Fund may also invest in other securities, use other strategies or engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Fund’s Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. For temporary defensive or liquidity purposes during unusual economic or market conditions, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s strategies. During such time, the Fund may not achieve its investment goals. The Fund will do so only if SIMC or a Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal. The Fund may lend its securities to certain financial institutions in an attempt to earn additional income.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Fund

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which those securities trade. The effect on the Fund’s share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer’s home country. These various risks will be even greater for investments in emerging market countries where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Fund:

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Fund to lose money. The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) (described above) involve greater risks of default or downgrade and are generally

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more volatile than investment grade securities. Discontinuation of these payments could substantially adversely affect the market value of the security.

Country Concentration— The Fund’s concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in Foreign Investment/Emerging and Frontier Markets.

Currency — The Fund takes active positions in currencies, which involve different techniques and risk analyses than the Fund’s purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investments in currencies may, to a lesser extent, also subject the Fund to these same risks. The value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in U.S. equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including ADRs, are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Fund will cause the value of your investment in the Fund to decrease. The Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is described above and leverage risk is described below. The Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, limit or restrict their use by the Fund, otherwise adversely affect their performance or disrupt markets.

Economic Risk of Global Health Events — The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility,

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illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Equity Market — Because the Emerging Markets Equity Fund may purchase equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Exchange-Traded Products (ETPs) — The risks of owning interests of an ETP, such as an ETF or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Inverse ETFs seek to provide investment results that match a negative of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in leveraged inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises. Leveraged, inverse and leveraged inverse ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time.

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These investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment.

Foreign Investment/Emerging and Frontier Markets — The Fund may invest in foreign issuers, including issuers located in emerging and frontier market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. “Frontier market countries” are a subset of emerging market countries with even smaller national economies. Emerging market countries, and, to an even greater extent, frontier market countries, may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market and frontier market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market and frontier market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market and frontier market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Frontier countries are a subset of emerging market countries with even smaller national economies. The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

Investment Company — The Fund may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. When the Fund invests in an investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. The Fund may invest in affiliated funds including, for example, money market funds for reasons such as cash management or other purposes. In such cases, the Fund’s adviser and its affiliates will earn fees at both the Fund level and within the underlying fund with respect to the Fund’s assets invested in the underlying fund. In part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. See also, “Exchange-Traded Products (ETPs),” above.

Investment Style — Investment style risk is the risk that the Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

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Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIBOR Replacement — On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates after 2021. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — The Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole .

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of paying an entire premium in the call option without ever getting the opportunity to execute the option. The seller (writer) of a covered put (sell) option (e.g., the writer has a short position in the underlying security) will suffer a loss if the increase in the market price of the underlying security is greater than the premium received from the buyer of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of paying an entire premium in the put option without ever getting the opportunity to exercise the option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and

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exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Participation Notes (P-Notes) — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Preferred Stock — The Emerging Markets Equity Fund may invest in preferred stocks. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Reallocation — In addition to managing the Fund, SIMC constructs and maintains strategies (Strategies) for certain clients, and the Fund is designed in part to implement those Strategies. Within the Strategies, SIMC periodically adjusts the target allocations among the Fund to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Fund. Because a large portion of the assets in the Fund may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Fund. While reallocations are intended to benefit investors that invest in the Fund through the Strategies, they could in certain cases have a detrimental effect on the Fund if it is being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting the portfolio management strategy, and causing the Fund to incur taxable gains. SIMC seeks to manage the impact to the Fund resulting from reallocations in the Strategies.

Risk of Investing in China—China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries could have a significant impact on the economy of China. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. There also is no guarantee that the Chinese government will not revert from its current open-market economy to an economic policy of central planning. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund, U.S. authorities and regulators to obtain or enforce a judgment in a Chinese court.

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Small and Medium Capitalization Issuers — The Emerging Markets Equity Fund may invest in small and medium capitalization issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes).

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time.  Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as of the date of this prospectus.  Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”).  Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (SEFs). Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects.  Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators (Margin Rules), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps.

Warrants — The Emerging Markets Equity Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

GLOBAL ASSET ALLOCATION

The Fund and other funds managed by SIMC are used within the Strategies that SIMC constructs and maintains for certain clients (Strategy Clients). The Fund is designed in part to be used as a component within those Strategies. The degree to which a Strategy Client’s portfolio is invested in the particular market segments and/or asset classes represented by the Fund and other funds varies. SIMC believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy’s overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Fund and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Fund and other funds. Because a significant portion of the assets in the Fund and other funds may be attributable to investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Fund. Although reallocations are intended to benefit investors that invest in the Fund through the Strategies, they could, in certain cases, have a detrimental effect on the Fund. Such detrimental effects could include: transaction costs, capital gains and other expenses resulting from an increase in portfolio turnover; and disruptions to the portfolio management strategy, such as foregone investment opportunities or the inopportune sale of securities to facilitate redemptions.

MORE INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

The following information describes the index referred to in the Performance Information section of this prospectus.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of 24 emerging market countries.

INVESTMENT ADVISER

SIMC, a Securities and Exchange Commission (SEC) registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Fund. As of [XX], SIMC had approximately $[XX] billion in assets under management.

The Fund is managed by SIMC and one or more Sub-Advisers. SIMC acts as a “manager of managers” of the Fund and, subject to the oversight of the Board of Trustees of the Trust (Board), is responsible for:

• researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

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• allocating, on a continuous basis, assets of the Fund among the Sub-Advisers (to the extent the Fund has more than one Sub-Adviser);

• monitoring and evaluating each Sub-Adviser’s performance;

• overseeing the Sub-Advisers to ensure compliance with the Fund’s investment objectives, policies and restrictions; and

• monitoring each Sub-Adviser’s adherence to its investment style.

SIMC acts as manager of managers for the Fund pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Fund without submitting the sub-advisory agreements to a vote of the applicable Fund’s shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to the Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Fund. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC’s primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser’s performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC’s analysis of the manager’s particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager’s investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source fund.

The following portfolio manager is primarily responsible for the management and oversight of the Fund, as described above.

John Lau serves as Portfolio Manager for the Emerging Markets Equity Fund and Asia Pacific Equity strategies. In this role, Mr. Lau focuses on investment research, risk management, and portfolio construction of equity strategies in Emerging Markets and Asia Pacific, including the China A-share market. Mr. Lau is based in Hong Kong and is a senior member of the SEI Global Equity Committee. Prior to joining SEI in 2007, Mr. Lau spent eleven years as Senior Portfolio Manager of a quantitative equity team within Citigroup Asset Management, where he managed global equity strategies, an equity market-neutral fund, and structured products. Mr. Lau earned his Bachelor’s degree from the University of Michigan. Mr. Lau also holds a Master of Science in Engineering from University of California, Berkeley and a Master of Business Administration from Columbia University.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within the Fund’s investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for the Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

For the fiscal year ended September 30, 2020, SIMC received investment advisory fees as a percentage of the Fund’s average daily net assets, at the following annual rates:

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	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Emerging Markets Equity Fund*	1.05%	[XX]	%

* Renewed as of January 31, 2021, SIMC, the Emerging Market Equity Fund’s investment adviser, has contractually agreed to waive its management fee as necessary to keep the management fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2022 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board.

A discussion regarding the basis of the Board’s approval of the Fund’s investment advisory and/or sub-advisory agreements is available in the Fund’s Semi-Annual Report, which covers the period of October 1, 2019 through March 31, 2020, and the Fund’s Annual Report, which covers the period of October 1, 2019 to September 30, 2020.

SIMC has registered with the National Futures Association as a “commodity pool operator” under the Commodities Exchange Act (CEA) with respect to certain other products not included in this prospectus. A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed on behalf of the Fund in accordance with CFTC Regulation 4.5 and other relevant rules, regulations and no-action relief. The Trust and the Fund are therefore not subject to registration or regulation as a pool operator under the CEA.

Information About Fee Waivers

Effective January 31, 2021, the Adviser and/or its affiliates have contractually agreed to waive its management fee for the Emerging Markets Equity Fund until January 31, 2022 as necessary to keep the management fee paid by the Fund from exceeding 0.95%. The agreement may be amended or terminated only with the consent of the Board of Trustees.

Sub-Advisers and Portfolio Managers

EMERGING MARKETS EQUITY FUND:

J O Hambro Capital Management Limited: J O Hambro Capital Management Limited (JOHCM), located at 1, St. James’s Market, London, SW1Y 4AH, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to JOHCM. Emery Brewer is the Lead Senior Manager of the JOHCM Emerging Markets Fund. Mr. Brewer has 29 years’ industry experience. 22 of those years have been in Emerging Markets equity fund management, which he gained while working at Driehaus Capital Management from 1997-2007, as a private investor from 2008-2009, and after joining JOHCM in 2010. Mr. Brewer has a B.S. in Economics from the University of Utah and an M.B.A. from the University of Rochester. Dr. Ivo Kovachev is Senior Fund Manager of the JOHCM Emerging Markets Fund. Dr. Kovachev joined JOHCM in 2010 from Kinsale Capital Management, where he was Chief Investment Officer. Previously, Dr. Kovachev spent ten years at Driehaus Capital Management. Dr. Kovachev holds a Masters in Engineering in Management Information Systems from the Prague School of Economics and an M.Sc. in Technology and Innovation Management from the University of Sussex. In addition, Dr. Kovachev holds a Ph.D. in Industrial and Development Policy from the Open University. Dr. Kovachev is also a Fulbright Scholar, having attended the Thunderbird School of Global Management in Arizona.

KBI Global Investors (North America) Ltd: KBI Global Investors (North America) Ltd (KBIGI (North America)), located at 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3, Ireland, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to KBIGI (North America). Gareth Maher is Head of Portfolio Management and has been with the firm since 2000. Mr. Maher joined KBIGI (North America)’s investment team in 2008 and holds a master’s degree in Economic Science from University College Dublin. David Hogarty, Head of Strategy Development, was instrumental in developing the strategy in 2003 and has been a member of the investment team since launch. Mr. Hogarty has 28 years of industry experience. Ian Madden, a Senior Portfolio Manager, joined the firm in 2000 as a Portfolio Assistant. Mr. Madden was appointed Manager of KBIGI (North America)’s Institutional Business Support unit in 2002 and joined the investment team as a Portfolio Manager in 2004. James Collery, a Senior Portfolio Manager, joined the firm in 2001 as a Performance & Risk Analyst. Mr. Collery was appointed a Portfolio Manager on KBIGI (North America)’s Hedge Fund team in 2003 and joined the

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team as a Portfolio Manager in 2007. John Looby, a Senior Portfolio Manager with KBIGI (North America), joined the firm in September 2014 and has 29 years of industry experience. Prior to joining KBIGI (North America), Mr. Looby was a Senior Investment Manager at Setanta Asset Management, where he was the Lead Senior Portfolio Manager of the flagship Global Equity Fund. Massimiliano Tondi, CFA, FRM, a Senior Portfolio Manager, joined the firm in September 2014 and has 16 years of industry experience. Prior to joining KBIGI (North America), Mr. Tondi was a Quantitative Portfolio Manager at Fideuram Asset Management Ireland since 2011 and served as a Risk Manager at Fideuram Asset Management Ireland since 2007.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to Lazard. The team consists of Kevin O'Hare, CFA, Managing Director, Portfolio Manager/Analyst; Peter Gillespie, CFA, Managing Director, Portfolio Manager/Analyst; James Donald, CFA, Managing Director, Portfolio Manager/Analyst; and John R. Reinsberg, Deputy Chairman, International and Global Strategies, Portfolio Manager/Analyst. Mr. O'Hare joined Lazard in 2001 as a Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the technology, health care, telecommunications and consumer discretionary sectors. Mr. Gillespie joined Lazard in 2007 and is a Director and Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the industrials, materials and consumer staples sectors. Prior to joining Lazard, Mr. Gillespie was a Portfolio Manager at Newgate Capital, LLP, where he co-managed the Asian portion of an emerging markets equity fund. Mr. Donald joined Lazard in 1996 as a Portfolio Manager/Analyst on the Emerging Markets Equity team and Head of the Emerging Markets Group. Mr. Reinsberg joined Lazard in 1992 as a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. Mr. Reinsberg is also Deputy Chairman of Lazard, responsible for oversight of the firm's international and global strategies.

Neuberger Berman Investment Advisers LLC: Neuberger Berman Investment Advisers LLC (NBIA; and, together with its affiliates, Neuberger Berman), located at 1290 Avenue of the Americas, New York, New York 10104, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Conrad A. Saldanha, CFA, Managing Director, is responsible for the management of the portion of the Emerging Markets Equity Fund’s assets allocated to NBIA. Mr. Saldanha joined Neuberger Berman in 2008 as a Portfolio Manager. Mr. Saldanha is a Portfolio Manager for the firm’s Global Equity team and is responsible for Emerging Markets equities. Prior to joining NBIA, Mr. Saldanha held several positions at GE Asset Management Inc., most recently serving as Vice President and Co-Portfolio Manager on the Global Emerging Markets product.

Qtron Investments LLC: Qtron Investments LLC (Qtron), located at 200 High Street, 5th Floor, Boston, MA 02110, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to Qtron. Dr. Dmitri Kantsyrev cofounded Qtron with Mr. Ronald Hua in 2016. Prior to Qtron, Dr. Kantsyrev served as a director for PanAgora Asset Management’s (Panagora) Dynamic Equity team and was a member of the firm’s Operating Committee (2007-2016). Dr. Kantsyrev led portfolio management and research for the Dynamic Equity team’s global, international, and emerging markets strategies. Prior to PanAgora, Dr. Kantsyrev pursued an academic career as a lecturer at the USC Marshall School of Business and Pepperdine University. Before his switch to finance, Dr. Kantsyrev was a research scientist at the University of Michigan Spin Physics Center. Dr. Kantsyrev holds a Ph.D. in Economics from the University of Southern California and M.S. degrees in Mathematical Finance and Physics. Dr. Kantsyrev is a CFA charterholder, has been published in the Journal of Portfolio Management, and has presented at conferences and seminars. Mr. Ronald Hua cofounded Qtron with Dr. Dmitri Kantsyrev in 2016. Prior to Qtron, Mr. Hua was a partner at Goldman Sachs Asset Management and served as Chief Investment Officer in the Quantitative Investment Strategies Group (2011-2016). Before joining Goldman Sachs Asset Management, Mr. Hua served as the Chief Investment Officer of Equities at PanAgora where he oversaw Dynamic Equity products (2004-2011). Prior to PanAgora, Mr. Hua was a portfolio manager at Putnam Investments managing international and US small-cap funds (1994-2004). Before that, Mr. Hua was a Quantitative Research Analyst at Fidelity Management and Research Company (1994-1999). Mr. Hua holds an M.B.A. and an M.S. in Computer Science from New York University. Mr. Hua is a CFA charterholder. Mr. Hua is on the editorial board of the Journal of Portfolio Management (JPM) and has been published in the JPM.

RWC Asset Advisors (US) LLC: RWC Asset Advisors (US) LLC (RWC), located at 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to RWC. The

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professionals primarily responsible for the day-to-day management are James Johnstone and John Malloy. Mr. Johnstone, Portfolio Manager for RWC’s emerging markets and frontier markets strategies, joined RWC in 2015. Previously, Mr. Johnstone was Senior Managing Director, Director of Investments, and Portfolio Manager at Everest Capital, having joined the Everest Capital group of companies in 2009. Mr. Johnstone was a member of the firm’s Investment Committee. Mr. Johnstone has over twenty years of investment management experience. Mr. Johnstone holds a M.A. in Classics and Modern Languages from Christ Church, Oxford University. Mr. Malloy, Portfolio Manager for RWC’s emerging markets and frontier markets strategies, joined RWC in 2015. Previously, Mr. Malloy was Senior Managing Director, Director of Investments and Portfolio Manager at Everest Capital, and was with the Everest Capital group of companies for 18 years. Mr. Malloy was a member of the firm’s Executive, Investment and Risk Committees. Mr. Malloy has over 25 years of global investment management and research analysis experience. Mr. Malloy holds a B.S. in Management from Norwich University and an M.B.A. from Boston University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership, if any, of Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called “redeem”) Class Y Shares of the Fund. Class Y Shares may only be purchased by:

•  independent investment advisers investing for the benefit of their clients through accounts held at SEI Private Trust Company, that, after requesting access to Class Y Shares, are approved by the SEI Funds (or their delegate) to purchase Class Y Shares due to the investment adviser having purchased and held (i.e., on a net basis taking into account purchases and redemptions) a minimum of $300,000,000 of client assets in non-money market SEI Funds for at least one year from the date of the request (or such shorter period of time as determined solely by the SEI Funds (or their delegates)) and remaining above this threshold thereafter. For these purposes, the SEI Funds (or their delegate) consider an independent investment adviser to be an individual or a group of related individuals that, in the sole determination of the SEI Funds (or their delegate), operate as a distinct customer of SEI;

•  bank trust departments or other financial firms, for the benefit of their clients, that have entered into an agreement with the Fund’s Distributor permitting the purchase of Class Y Shares;

•  institutions, such as defined benefit plans, defined contribution plans, healthcare plans and board designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, subject to a minimum initial investment of least $25,000,000 in Class Y Shares of the SEI Funds;

•  clients that have entered into an investment advisory agreement with SIMC with respect to their assets invested in the Funds; and

•  other SEI mutual funds.

In the event a Class Y shareholder no longer meets the eligibility requirements to purchase Class Y Shares (as noted in the section), the SEI Funds (or their delegate) may, in their discretion, elect to convert such shareholder’s Class Y Shares into a Class of shares of the same Fund(s) for which such shareholder does meet the eligibility requirements. Without limiting the foregoing, this may include situations, as applicable, where the shareholder’s independent investment adviser, bank trust department or financial firm no longer meets the eligibility criteria noted above or the shareholder no longer meets the eligibility criteria (for example, by terminating their relationship with an eligible adviser or firm). In all cases, if a client meets the eligibility requirements for more than one other Class of shares, then such client’s Class Y shares shall be convertible into shares of the Class having the lowest total annual operating expenses (disregarding fee waivers) for which such clients meet the eligibility requirements.

For information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class Y Shares by placing orders with the Transfer Agent or the Fund’s authorized agent.

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Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading (usually defined as four or more “round trips” in the Fund in any twelve-month period). For more information regarding the Fund’s policies and procedures related to excessive trading, please see “Frequent Purchases and Redemptions of Fund Shares” below.

You may be eligible to purchase other classes of shares of the Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institution representative or intermediaries can tell you which class of shares is available to you.

The Fund calculates its NAV per share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day’s NAV per share, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per share after the intermediary receives the request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share’s portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, the Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. The Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Fund, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using

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currency exchange rates. If a security’s price cannot be obtained, as noted above, the Fund will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Fund’s Fair Value Pricing Policies and Procedures (Fair Value Procedures) until an independent source can be secured. Debt securities held by the Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading, the settlement price may not be available at the time at which the fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by the Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Fund’s administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Fund’s administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Fund’s administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Fund’s Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of the Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not “readily available,” are determined to be unreliable or cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board. The Fund’s Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in the Fund; or (vi) any

23

other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

The Emerging Markets Equity Fund uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Emerging Markets Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval,” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair-valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Emerging Markets Equity Fund shall value the non-U.S. securities in its portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the vendor. Additionally, if a local market in which the Emerging Markets Equity Fund owns securities is closed for one or more days (scheduled or unscheduled) while the Fund is open, and if such securities in the Fund’s portfolio exceed the predetermined confidence interval discussed above, then the Fund shall value such securities based on the fair value prices provided by the vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Fund’s administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

“Market timing” refers to a pattern of frequent purchases and sales of the Fund’s shares, often with the intent of earning arbitrage profits. Market timing of the Fund could harm other shareholders in various ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing the Fund to incur unwanted taxable gains and forcing the Fund to hold excess levels of cash.

The Fund is intended to be long-term investment vehicles and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Fund to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder’s account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

24

i.  if the shareholder conducts four or more “round trips” in the Fund in any twelve-month period. A round trip involves the purchase of shares of the Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

ii.  if the Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund, in its sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Fund’s policies are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund’s policy, the Fund may consider (to the extent reasonably available) an investor’s trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

The Fund’s monitoring techniques are intended to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund’s monitoring techniques. Operational or technical limitations may also limit the Fund’s ability to identify short-term trading activity.

The Fund and/or its service providers have entered into agreements with financial intermediaries that require them to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Fund may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may request that the financial intermediary prohibit the shareholder from future purchases or exchanges into the Fund.

The Fund may be sold to participant-directed employee benefit plans. The Fund’s ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

25

The Fund will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

An authorized financial institution or intermediary may exchange Class Y Shares of any Fund for Class Y Shares of any other fund of SEI Institutional International Trust on any Business Day by placing orders with the Transfer Agent or the Fund’s authorized agent. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days’ notice. When you exchange shares, you are really selling shares of one fund and buying shares of another fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Fund receives your exchange request. All exchanges are based on the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges in that fund. The Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund’s other shareholders or if it is deemed possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor’s financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day by placing orders with the Transfer Agent or the Fund’s authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your authorized financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Fund receives your request or after the Fund’s authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law.

Receiving Your Money

Normally, the Fund will make payment on your redemption request on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Methods Used to Meet Redemption Obligations

The Fund generally pays sale (redemption) proceeds in cash during normal market conditions. To the extent that the Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Fund also operates an interfund lending program that enables the Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help the Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities

26

with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. All of these methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

The Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the Investment Company Act, and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Large Redemptions

Large unexpected redemptions to the Fund can disrupt portfolio management and increase trading costs by causing the Fund to liquidate a substantial portion of its assets in a short period of time. Large redemptions may arise from the redemption activity of a single investor, or the activity of a single investment manager managing multiple underlying accounts. In the event of a large unexpected redemption, the Fund may take such steps as implementing a redemption in kind or delaying the delivery of redemption proceeds for up to seven days. Further, the Fund may reject future purchases from that investor or investment manager. An investor or investment manager with a large position in the Fund may reduce the likelihood of these actions if it works with the Fund to mitigate the impact of a large redemption by, for example, providing advance notice to the Fund of a large redemption or by implementing the redemption in stages over a period of time.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares.  Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Fund’s shares.

The Fund is sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Fund. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Fund to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out

27

of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Fund’s SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person who requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date of which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings website and the Fund’s policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund distributes its investment income periodically as dividends to shareholders. It is the policy of the Emerging Markets Equity Fund to pay dividends at least once annually. The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

[Taxes]

Please consult your tax advisor regarding your specific questions about federal, state, local and foreign income taxes. Below, the Fund has summarized some important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement.

The Tax Cuts and Jobs Act (the Tax Act) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to RICs, such as the Fund.  The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

At least annually, the Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Dividends that are qualified dividend income are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and certain requirements are satisfied by you and by the Fund. Qualified dividend income is, in general, dividends from domestic corporations and from certain eligible foreign corporations that include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum tax rate of 20%. The investment strategies of the Emerging

28

Markets Equity Fund may limit its ability to make distributions eligible for the lower tax rates applicable to qualified dividend income.

Because the Fund’s income is derived primarily from investments in foreign rather than domestic U.S. securities their distributions are generally not expected to be eligible for the dividends-received deduction for corporate shareholders.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution, even though, as an economic matter, the distribution simply constitutes a return of your investment. “Buying a dividend” should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale of Fund shares held for twelve months or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agents) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, the Fund (or its administrative agent) will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund (or its administrative agent) will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of the Fund’s shares may not be changed after the settlement date of each such sale of the Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Fund.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks and securities of foreign corporations, the Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Non-U.S. investors in the Fund may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing in the Fund.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

The SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Fund’s investment adviser, custodian, administrator and transfer agent, accountants and distributor) who provide services to the Fund.

29

Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws.

30

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y Shares of the Fund. This information is intended to help you understand the Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

This information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, the Fund’s independent registered public accounting firm. Its report, along with the Fund’s financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS OR PERIOD ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Emerging Markets Equity Fund	Net Asset Value, Beginning of Period	Net Investment Income Loss(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate†
CLASS Y
2020	$ [XX]	$ [XX]	$ [XX]	$ [XX]	$ [XX]	$ [XX]	$ [XX]	$ [XX]	[XX] %	$ [XX]	[XX]	%(3)	[XX]	%(3)	[XX]	%(4)	[XX]	%	[XX]	%
2019	$11.49	$0.14	$(0.31)	$(0.17)	$(0.10)	$—	$(0.10)	$11.22	(1.44)%	$145,600	1.45	%(3)	1.45	%(3)	1.56	%(4)	1.25%		89%
2018	12.35	0.11	(0.76)	(0.65)	(0.21)	—	(0.21)	11.49	(5.46)	125,594	1.44	(3)	1.44	(3)	1.55	(4)	0.89		70
2017	10.11	0.10	2.24	2.34	(0.10)	—	(0.10)	12.35	23.46	125,400	1.49	(3)	1.49	(3)	1.57	(4)	0.93		66
2016	8.45	0.09	1.66	1.75	(0.09)	—	(0.09)	10.11	20.95	72,218	1.52	(2)(3)	1.52	(2)(3)	1.62	(2)(4)	0.96		79

†                                         Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*                                         Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements.

**                                  See Note 5 in Notes to Financial Statements.

(1)                                 Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)                                 The expense ratio includes proxy expenses outside the cap.

(3)                                 The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been [XX]%, 1.45%, 1.44%, 1.49%, and 1.52% for 2020, 2019, 2018, 2017, and 2016.

(4)                                 The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been [XX]%, 1.55%, 1.55%, 1.58%, and 1.62% for 2020, 2019, 2018, 2017, and 2016.

Amounts designated as “—” are either $0 or have been rounded to $0.

31

Investment Adviser

SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI, dated January 31, 2021, includes detailed information about the SEI Institutional International Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Fund’s holdings and contain information from the Fund’s managers about Fund strategies, and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI

By Mail: Write to the Fund at:

One Freedom Valley Drive

Oaks, Pennsylvania 19456

By Internet: The Fund makes available its SAI and Annual and Semi-Annual Reports, free of charge, on or through the Fund’s Website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional International Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional International Trust’s Investment Company Act registration number is 811-05601.

SEI-F-XXX (X/XX)

seic.com

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 25, 2020

STATEMENT OF ADDITIONAL INFORMATION

SEI INSTITUTIONAL INTERNATIONAL TRUST

Class F Shares

Emerging Markets Equity Fund (SIEMX)

Class Y Shares

Emerging Markets Equity Fund (SEQFX)

Investment Adviser:

SEI Investments Management Corporation

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Sub-Advisers:

J O Hambro Capital Management Limited
KBI Global Investors (North America) Ltd
Lazard Asset Management LLC
Neuberger Berman Investment Advisers LLC
Qtron Investments LLC

RWC Asset Advisors (US) LLC

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of SEI Institutional International Trust (the “Trust”), and should be read in conjunction with the Trust’s Class F and Class Y Shares prospectuses (the “Prospectuses”), each dated January 31, 2021. The Prospectuses may be obtained upon request and without charge by writing the Trust’s distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

The Trust’s financial statements for the fiscal year ended September 30, 2020, including notes thereto and the report of the Independent Registered Public Accounting Firm thereon, are herein incorporated by reference from the Trust’s 2020 Annual Report. A copy of the 2020 Annual Report must accompany the delivery of this Statement of Additional Information.

January 31, 2021

SEI-F-XXX (X/XX)

TABLE OF CONTENTS

GLOSSARY OF TERMS	4
THE TRUST	1
INVESTMENT OBJECTIVES AND POLICIES	1
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	2
American Depositary Receipts	2
Country Concentration	3
Derivatives	3
Economic Risks of Global Health Events	4
Equity-Linked Warrants	4
Equity Securities	5
Exchange-Traded Products (“ETPs”)	6
Foreign Securities and Emerging and Frontier Markets	7
Forward Foreign Currency Contracts	13
Futures Contracts and Options on Futures Contracts	16
Illiquid Securities	17
Interfund Lending and Borrowing Arrangements	17
Investment Companies	18
LIBOR Replacement	19
MiFID II	20
Options	20
Participation Notes (“P-Notes”)	21
Privatizations	22
Put Transactions	22
Quantitative Investing	22
Restricted Securities	23
Risks of Cyber Attacks	23
Securities Lending	23
Swaps, Caps, Floors, Collars and Swaptions	24
INVESTMENT LIMITATIONS	27
THE ADMINISTRATOR AND TRANSFER AGENT	29
THE ADVISER AND SUB-ADVISERS	30
DISTRIBUTION, SHAREHOLDER SERVICING AND ADMINISTRATIVE SERVICING	46
SECURITIES LENDING ACTIVITY	47
TRUSTEES AND OFFICERS OF THE TRUST	48
PROXY VOTING POLICIES AND PROCEDURES	56
PURCHASE AND REDEMPTION OF SHARES	57
TAXES	58
PORTFOLIO TRANSACTIONS	65
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	68
DESCRIPTION OF SHARES	68
LIMITATION OF TRUSTEES’ LIABILITY	69
CODES OF ETHICS	69
VOTING	69
SHAREHOLDER LIABILITY	69

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	69
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	70
CUSTODIAN	70
LEGAL COUNSEL	70
APPENDIX A—DESCRIPTION OF CORPORATE BOND RATINGS	1

January 31, 2021

GLOSSARY OF TERMS

The following terms are used throughout this SAI, and have the meanings set forth below. Because the following is a combined glossary of terms used for all the SEI Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus or as otherwise defined in this SAI.

Term	Definition
1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
ADRs	American Depositary Receipts
Bank Loan Rate	The rate of interest that would be charged by a bank for short-term borrowings
Board	The Trust’s Board of Trustees
CATS	Certificates of Accrual on Treasury Securities
CDRs	Continental Depositary Receipts
CFTC	Commodities Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
Confidential Information	Material, non-public information
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protections Act
EDRs	European Depositary Receipts
ETFs	Exchange-Traded Funds
ETNs	Exchange-Traded Notes
ETPs	Exchange-Traded Products
EU	European Union
Fannie Mae	Federal National Mortgage Association
GDRs	Global Depositary Receipts
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Liquidity Fund	SEI Liquidity Fund, LP
LYONs	Liquid Yield Option Notes
MiFID II	Directive 2014/61/EU on markets in financial instruments and Regulation 600/2014/EU on markets in financial instruments
Moody’s	Moody’s Investors Service, Inc.
NAV	Net Asset Value
NDFs	Non-Deliverable Forwards
OTC	Over-the-Counter
PIPEs	Private Investments in Public Equity
P-Notes	Participation Notes
Program	SEI Funds’ interfund lending program
QFII	Qualified Foreign Institutional Investor
REITs	Real Estate Investment Trusts
REMICs	Real Estate Mortgage Investment Conduits
Repo Rate	rate of interest for an investment in overnight repurchase agreements

4

RIC	Regulated Investment Company
S&P	Standard & Poor’s Rating Group
SEC	U.S. Securities and Exchange Commission
SEI Funds	The existing or future investment companies registered under the 1940 Act that are advised by SIMC
STRIPS	Separately Traded Registered Interest and Principal Securities
TIGRs	Treasury Investment Growth Receipts
TRs	Treasury Receipts
UK	United Kingdom
World Bank	International Bank of Reconstruction and Development

5

THE TRUST

SEI Institutional International Trust (the “Trust”) is an open-end management investment company that offers shares of diversified and non-diversified portfolios (only International Fixed Income and Emerging Markets Debts Funds are non-diversified). The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated June 28, 1988. The Amended and Restated Agreement and Declaration of Trust permits the Trust to offer separate series (“portfolios”) of units of beneficial interest (“shares”) and separate classes of shares of such portfolios. Shareholders may purchase shares in certain portfolios through separate classes. Class F, Class I and Class Y Shares may be offered, which provide for variations in transfer agent fees, shareholder servicing fees, administrative servicing fees, distribution fees, dividends and certain voting rights. Except for differences among the classes pertaining to shareholder servicing, administrative servicing, distribution voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

This Statement of Additional Information (“SAI”) relates to the Emerging Markets Equity Fund (the “Fund”), including all classes of the Fund.

The investment adviser, SEI Investments Management Corporation (“SIMC” or the “Adviser”) and investment sub-advisers to the Funds (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are referred to collectively as the “advisers.”

INVESTMENT OBJECTIVES AND POLICIES

EMERGING MARKETS EQUITY FUND—The Emerging Markets Equity Fund seeks to provide capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of emerging market issuers. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Equity securities include common stocks, preferred stock, warrants, participation notes and depositary receipts. The Fund will invest primarily in equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries, however, it may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. Due to the size of its economy relative to other emerging market countries, it is expected that China will generally constitute a significant exposure in the Fund. Emerging market countries are those countries that: (i) are characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) are included in an emerging markets index by a recognized index provider; or (iii) have similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. The Fund’s advisers consider emerging market issuers to include: (i) companies the securities of which are principally traded in the capital markets of emerging market countries; (ii) companies that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; or (iii) companies that are organized under the laws of, and have a principal office in, an emerging market country. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SIMC.

The Fund may invest in swaps based on a single security or an index of securities, futures contracts, forward contracts and options to synthetically obtain exposure to securities or baskets of securities or for hedging purposes, including seeking to manage the Fund’s currency exposure to foreign securities and mitigate the Fund’s overall risk. Swaps may be used to obtain exposure to different foreign equity markets.

There is no restriction on the maturity of any single instrument held by the Fund. Maturities may vary widely depending on the advisers’ assessment of interest rate trends and other economic and market factors. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by the Fund.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

For temporary defensive purposes, when the advisers determine that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: (i) government obligations; (ii) certificates of deposit; (iii) bankers’ acceptances; (iv) time deposits; (v) commercial paper; (vi) short-term corporate debt issues and repurchase agreements; and (vii) may hold a portion of its assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.

The Fund may purchase futures contracts or shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading “Exchange-Traded Funds” in the sub-section “Investment Companies” of the “Description of Permitted Investments and Risk Factors” section below. The Fund may also invest a portion of its assets in securities of companies located in developed foreign countries and securities of small capitalization companies.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds, including those discussed in the applicable Prospectuses and the Funds’ “Investment Objectives and Policies” section of this SAI and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or not permitted by a Fund’s stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s investment objectives.

AMERICAN DEPOSITARY RECEIPTS-ADRs, as well as other “hybrid” forms of ADRs, including EDRs, CDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer. Typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

COUNTRY CONCENTRATION-A Fund’s concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in Foreign Securities and Emerging and Frontier Markets.

DERIVATIVES-In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The CFTC also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Funds to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. Under recently-adopted regulations by the CFTC and federal banking regulators, a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. In the event a Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian .

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by a Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Dealers and major swap participants with whom a Fund may trade will be subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Funds remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

The SEC recently voted to adopt Rule 18f-4 under the 1940 Act which will regulate the use of derivatives for certain funds registered under the 1940 Act (the “SEC Derivatives Rule”). The SEC Derivatives Rule will require, among other things, that the certain entities adopt a derivatives risk management program, comply with limitations on leveraged-related risk based on a relative “value-at-risk” test and update reporting and disclosure procedures. The full impact of the SEC Derivatives Rule on the Funds remains uncertain, however, due to the compliance timeline within the SEC Derivatives Rule, it is unlikely that the Funds will be required to comply with the requirements until 2022.

More information about particular types of derivatives instruments is included below in the sections titled “Forward Foreign Currency Contracts,” “Futures Contracts and Options on Futures Contracts,” “Options” and “Swaps, Caps, Floors, Collars and Swaptions.”

ECONOMIC RISKS OF GLOBAL HEALTH EVENTS—An outbreak of respiratory disease caused by a novel  coronavirus was first detected in China in December 2019 and has spread internationally. The transmission of  COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and  other significant travel restrictions and disruptions, significant disruptions to business operations, disruptions to  supply chains and customer activity, enhanced health screenings, significant challenges in healthcare service  preparation and delivery, quarantines, event cancellations and restrictions, service cancellations, reductions and other  changes, as well as general concern and uncertainty that has negatively affected the economic environment. These  impacts also have caused significant volatility and declines in global financial markets, which have caused losses for  investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and  in either case could result in a substantial economic downturn or recession.

The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and  monetary stimulus packages. In late March 2020, Congress passed, and President Trump signed, the Coronavirus  Aid, Relief, and Economic Security Act (the “CARES Act”), a stimulus package providing for over $2.2 trillion in  resources to small businesses, state and local governments, and individuals that have been adversely impacted by the  COVID-19 pandemic. The Trump administration has signaled that it intends to support additional legislation in  response to COVID-19 in the coming months. In addition, in mid-March 2020 the Federal Reserve cut interest rates,  taking the federal funds rate to a range of 0-0.25%, and has promised unlimited and open-ended quantitative easing,  including purchases of corporate and municipal government bonds. The Federal Reserve also enacted various  programs to support liquidity operations and funding in the financial markets, including massively expanding its  reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap  lines with other major central banks to provide dollar funding; establishing a program to support money market  funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for  up to four years; and providing funding to help credit flow in asset-backed securities markets. The Federal Reserve  also plans to extend credit to small- and medium-sized businesses.

The current market conditions, as well as various social and political tensions in the United States and around the  world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global  financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide.  The prolonged continuation or further deterioration of the current U.S. and global economic downturn could  adversely impact the Funds. It is not known how long the financial markets will continue to be affected by these  events nor can the effects of these or similar events in the future on the U.S. economy, the securities markets and  issuers held in the Funds’ investments be predicted. Fiscal stimulus packages such as the CARES Act serve to further  increase the federal budget deficit, which could lead to the downgrading of the long-term sovereign credit rating for  the United States. Federal Reserve policy in response to market conditions, including with respect to certain interest  rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market  volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s  performance or impair the Funds’ ability to achieve its investment objective.

EQUITY-LINKED WARRANTS-Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). As American-style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker; however, an adviser may select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES-Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.

In general, investments in equity securities are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the United States or the OTC market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. A Fund may purchase preferred stock of all ratings as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management associated with small and medium capitalization companies. The securities of small and medium capitalization companies typically have lower trading volumes than large capitalization companies and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EXCHANGE-TRADED PRODUCTS-Certain Funds may directly purchase shares of or interests in ETPs (including ETFs, ETNs and exchange-traded commodity pools). A Fund will only invest in ETPs to the extent consistent with its investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked instruments, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN’s returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled “Taxes”), which must be met in order for a Fund to maintain its status as a RIC under the Code.

The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

Exchange-Traded Commodity Pools. Exchange-traded commodity pools are similar to ETFs in some ways, but are not structured as registered investment companies. Shares of exchange-traded commodity pools trade on an exchange and are registered under the 1933 Act. Unlike mutual funds, exchange-traded commodity pools generally will not distribute dividends to shareholders. There is a risk that the changes in the price of an exchange-traded commodity pool’s shares on the exchange will not closely track the changes in the price of the underlying commodity or index that the pool is designed to track. This could happen if the price of shares does not correlate closely with the pool’s NAV, the changes in the pool’s NAV do not correlate closely with the changes in the price of the pool’s benchmark, or the changes in the benchmark do not correlate closely with the changes in the cash or spot price of the commodity that the benchmark is designed to track. Exchange-traded commodity pools are often used as a means of investing indirectly in a particular commodity or group of commodities, and there are risks involved in such investments. Commodity prices are inherently volatile, and the market value of a commodity may be influenced by many unpredictable factors which interrelate in complex ways, such that the effect of one factor may offset or enhance the effect of another. Supply and demand for certain commodities tends to be particularly concentrated. Commodity markets are subject to temporary distortions or other disruptions due to various factors, including periodic illiquidity in the markets for certain positions, the participation of speculators, and government regulation and intervention. In addition, U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in some futures contract prices that may occur during a single business day. These and other risks and hazards that are inherent in a commodity or group of commodities may cause the price of that commodity or group of commodities to fluctuate widely, which will, in turn, affect the price of the exchange-traded commodity pool that invests in that commodity or group of commodities. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Considerable regulatory attention has been focused on non-traditional investment pools that are publicly distributed in the United States. There is a possibility of future regulatory changes within the United States altering, perhaps to a material extent, the nature of an investment in exchange-traded commodity pools or the ability of an exchange-traded commodity pool to continue to implement its investment strategy. In addition, various national governments outside of the United States have expressed concern regarding the disruptive effects of speculative trading in the commodities markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on exchange-traded commodity pools is impossible to predict, but could be substantial and adverse.

Exchange-traded commodity pools generally do not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled “Taxes”), which must be met in order for a Fund to maintain its status as a RIC under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS-Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund’s investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund’s investments in emerging and frontier markets can be considered speculative and therefore may offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, a Fund’s investment in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

[Investments in the United Kingdom.  In June 2016, the UK voted in a referendum to leave the EU. Although the Funds are established in the United States, the withdrawal of the UK from the EU, or “Brexit,” may cause the Funds to face a number of associated risks that could adversely affect returns to investors, including, but not limited to, risks associated with an uncertain regulatory landscape, currency fluctuation risks, and risks associated with general market disruption.

The UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017. [On January 31, 2020, the UK officially withdrew from the EU and has entered into a transition phase until December 31, 2020, which may be extended further.]  During the transition phase, the UK will effectively remain in the EU from an economic perspective but will no longer have any political representation on the EU parliament. The UK and EU will seek to negotiate and finalize a new trade deal.  Accordingly, the uncertainty of negotiating a new trade deal  may continue to cause a significant degree of volatility and disruption in the markets in which companies invested in by a Fund operate which may adversely impact the financial performance of the Fund and the value of its investments and potentially lower economic growth in markets in the UK, Europe and globally.  Such uncertainty may also result in reduction in investment opportunities to deploy capital, and may slow capital-raising of a Fund and its underlying investment funds. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

In particular, the UK leaving the EU has led to a decline in the value of sterling against other currencies, including the euro and the U.S. dollar, which decline could continue for an indeterminate length of time. Accordingly, the sterling cost of potential investments denominated in euros, the U.S. dollar and other non-sterling currencies has increased and may continue to increase, making such investments more expensive. In addition, underlying investment funds in which a Fund holds an interest could be similarly and adversely impacted.]

Investments in China—China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court.

Investments in the China A-Shares. A Fund may invest in People’s Republic of China (“PRC”) A-Shares through the Shanghai-Hong Kong Stock Connect program or Shenzhen-Hong Kong Stock Connect program (collectively, the “Stock Connect”) subject to any applicable  laws, rules and regulations. The Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) with the aim of achieving mutual stock market access between PRC and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed PRC A-Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in the Stock Connect will trade and settle SSE or SZSE securities in the offshore Renminbi (“CNH”) only. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of the PRC via the Stock Connect a Fund is subject to the following additional risks:

General Risks. The relevant regulations are relatively untested and subject to change which may have potential retrospective effect. There is no certainty as to how they will be applied, which could adversely affect a Fund. The program requires the use of new information technology systems which may be subject to operational risk due to the program’s cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and PRC markets through the program could be disrupted.

Stock Connect will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the PRC market but the Stock Connect is not trading. As a result, a Fund may be subject to the risk of price fluctuations in PRC A-Shares when the Fund cannot carry out any PRC A-Shares trading.

Each of the Hong Kong Stock Exchange (“SEHK”), SSE and SZSE reserves the right to suspend trading if necessary for ensuring an orderly and fair market and that risks are managed prudently. In case of a suspension, the Fund’s ability to access the PRC market will be adversely affected.

PRC regulations impose restrictions on selling and buying certain Stock Connect securities from time to time. In the event that a Stock Connect security is recalled from the scope of eligible securities for trading via Stock Connect, the ability of the Fund to invest in Stock Connect securities will be adversely affected.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. As ChinaClear does not contribute to the HKSCC guarantee fund, HKSCC will not use the HKSCC guarantee fund to cover any residual loss as a result of closing out any of ChinaClear’s positions. HKSCC will in turn distribute the Stock Connect Securities and/or monies recovered to clearing participants on a pro-rata basis. The relevant broker through whom a Fund trades shall in turn distribute Stock Connect securities and/or monies to the extent recovered directly or indirectly from HKSCC. As such, a Fund may not fully recover their losses or their Stock Connect Securities and/or the process of recovery could be delayed.

Legal/Beneficial Ownership. The Stock Connect securities purchased by a Fund will be held by the relevant sub-custodian in accounts in the Hong Kong Central Clearing and Settlement System (“CCASS”) maintained by the HKSCC, as central securities depositary in Hong Kong. The HKSCC will be the “nominee holder” of the Funds’ Stock Connect Securities traded through Stock Connect. The Stock Connect regulations as promulgated by the China Securities Regulatory Commission (“CSRC”) expressly provide that HKSCC acts as nominee holder and that the Hong Kong and overseas investors (such as the Funds) enjoy the rights and interests with respect to the Stock Connect Securities acquired through Stock Connect in accordance with applicable laws. While the distinct concepts of nominee holder and beneficial owner are referred to under such regulations, as well as other laws and regulations in PRC, the application of such rules is untested, and there is no assurance that PRC courts will recognise such concepts, for instance in the liquidation proceedings of PRC companies. Therefore, although the Funds’ ownership may be ultimately recognised, it may suffer difficulties or delays in enforcing its rights over its Stock Connect securities.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In the event that the Fund suffers losses due to the negligence, or willful default, or insolvency of HKSCC, the Fund may not be able to institute legal proceedings, file any proof of claim in any insolvency proceeding or take any similar action. In the event of the insolvency of HKSCC, the Fund may not have any proprietary interest in the PRC A-Shares traded through the Stock Connect program and may be an unsecured general creditor in respect of any claim the Fund may have in respect of them. Consequently, the value of the Fund’s investment in PRC A-Shares and the amount of its income and gains could be adversely affected.

Participation in corporate actions and shareholder meetings. Hong Kong and overseas investors (including the Fund) are holding Stock Connect securities traded via the Stock Connect through their brokers or custodians, and they need to comply with the arrangement and deadline specified by their respective brokers or custodians (i.e. CCASS participants). The time for them to take actions for some types of corporate actions of Stock Connect Securities may be as short as one business day only. Therefore, the Fund may not be able to participate in some corporate actions in a timely manner. According to existing mainland practice, multiple proxies are not available. Therefore, the Fund may not be able to appoint proxies to attend or participate in shareholders’ meetings in respect of the Stock Connect securities.

Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. PRC regulations which include certain restrictions on selling and buying will apply to all market participants. In the case of a sale, pre-delivery of shares to the broker is required, increasing counterparty risk. As a result, a Fund may not be able to purchase and/or dispose of holdings of PRC A-Shares in a timely manner.

Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict a Fund’s ability to invest in PRC A-Shares through the program on a timely basis.

Investor Compensation. A Fund will not benefit from Hong Kong’s Investor Compensation Fund and the China Securities Investor Protection Fund in mainland China. The China Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland China is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the China Securities Regulatory Commission). Since the Fund is carrying out trading of PRC A-Shares through securities brokers in Hong Kong, but not mainland China brokers, therefore, it is not protected by the China Securities Investor Protection Fund.

That said, if the Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of PRC A-Shares through the Stock Connect program, it would be compensated by Hong Kong’s Investor Compensation Fund.

Investments in the China Interbank Bond Market - A Fund may invest in the China Interbank Bond Market (the “CIBM”) through the Bond Connect program (the “Bond Connect”) subject to any applicable regulatory limits. Bond Connect is a bond trading and settlement linked program developed by the People’s Bank of China (“PBOC”), the Hong Kong Monetary Authority (“HKMA”), China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”), China Central Depository & Clearing Co., Ltd. (“CCDC”), Shanghai Clearing House (“SHCH”), HKEx and Central Moneymarkets Unit (“CMU”), with the aim of achieving mutual bond market access between the PRC and Hong Kong. For the time being, this program allows eligible Hong Kong and overseas investors to invest in the bonds traded in the CIBM through the northbound trading of Bond Connect (the “Northbound Trade Link”) only.

Starting July 3, 2017, eligible Hong Kong and overseas investors may use their own sources of Renminbi in the PRC offshore market CNH or convert foreign currencies into the Renminbi to invest in CIBM bonds under Bond Connect. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and Renminbi in respect of such investments. Currently, there is no investment quota for the Northbound Trade Link.

By seeking to invest in the CIBM via Bond Connect, a Fund is subject to the following additional risks:

General Risk. Although there is no quota limitation regarding investment via the Bond Connect, a Fund is required to make further filings with the PBOC if it wishes to increase its anticipated investment size or if there is any material change to the filed information. There is no guarantee the PBOC will accept such further filings. In the event any further filings for an increase in the anticipated investment size are not accepted by the PBOC, a Fund’s ability to invest in the CIBM will be limited and the performance of the Fund may be unfavourably affected as a result. The PBOC will exercise on-going supervision of the onshore settlement agent and the Fund’s trading under the CIBM rules. The PBOC may take relevant administrative actions such as suspension of trading and mandatory exit against the Fund in the event of non- compliance with the CIBM Rules.

Market Risk. A Fund investing in the CIBM is subject to liquidity and volatility risks. Market volatility and potential lack of liquidity due to possible low trading volume of certain bonds in the CIBM may result in prices of certain bonds traded in the CIBM fluctuating significantly. The bid and offer spreads of the prices of such bonds may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.

To the extent that a Fund transacts in the CIBM, the Fund may also be exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by failing to deliver relevant securities or to make payment.

Third Party Agent Risk. Under the Northbound Trading Link, CFETS or other institutions recognized by PBOC (as the registration agents) shall apply for registration with PBOC for the eligible Hong Kong and overseas investors. In addition, CMU (as the offshore custody agent recognized by the HKMA) shall open a nominee account with CCDC/SHCH (as the onshore custody agent) as nominee holder of the CIBM bonds purchased by Hong Kong and overseas investors through Bond Connect.

As the relevant filings, registration with PBOC, and account opening have to be carried out by an onshore settlement agent, offshore custody agent, registration agent or other third parties (as the case may be), a Fund is subject to the risks of default or errors on the part of such third parties.

Operational Risk. Bond Connect provides a relatively new channel for investors from Hong Kong and overseas to access the CIBM directly. It is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant authorities.

The “connectivity” in Bond Connect requires routing of orders across the border. This requires the development of new information technology systems. There is no assurance that the systems of market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted. A Fund’s ability to access the CIBM (and hence to pursue its investment strategy) will be adversely affected.

Regulatory Risk. The PBOC Bond Connect rules are departmental regulations having legal effect in the PRC. However, the application of such rules is untested, and there is no assurance that PRC courts will recognize such rules.

Bond Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the relevant authorities in the PRC and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under Bond Connect.

The regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change which may have potential retrospective effect. In the event that the relevant PRC authorities suspend account opening or trading under the Bond Connect, the ability of the Fund to invest in the CIBM and the ability of the Fund to achieve its investment objective will be adversely affected. In addition,there can be no assurance that Bond Connect will not be abolished. A Fund which may invest in the CIBM through Bond Connect may be adversely affected as a result of such changes.

Legal/Beneficial Ownership Risk.  CIBM bonds will be held by CMU as a nominee holder of the bonds purchased by foreign investors through Bond Connect.  The PBOC has made it clear that the ultimate investors are the beneficial owners of the relevant bonds and shall exercise their rights against the bond issuer through CMU as the nominee holder.  The PBOC also made various references to Stock Connect and indicated the position is essentially the same. Please refer to the Investments in the China A-Shares section for more information. While the distinct concepts of nominee holder and beneficial owner are referred to under PBOC rules or regulations, as well as other laws and regulations in the PRC, the application of such rules is untested, and there is no assurance that PRC courts will recognize such concepts. Therefore, although the Funds’ ownership may be ultimately recognized, it may suffer difficulties or delays in enforcing its rights over CIMB bonds.

Tax within the PRC.  Uncertainties in the PRC tax rules governing taxation of income and gains from investments in PRC securities could result in unexpected tax liabilities for a Fund. A Fund’s investments in securities, including A-Shares and CIBM bonds, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC.

If a Fund were considered to be a tax resident enterprise of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-tax resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax on the profits attributable to the permanent establishment. The advisers intend to operate the Funds in a manner that will prevent them from being treated as tax resident enterprises of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of a Fund.

Unless reduced or exempted by the applicable tax treaties, the PRC generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China.

The advisers or a Fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of A-Shares, CIBM bonds and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from the trading of Chinese securities through Stock Connect and Bond Connect.  Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such value added tax in the future.  In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the advisers or a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

Taxation of A-Shares.  The Ministry of Finance of the PRC, the State Administration of Taxation of the PRC and the CSRC (collectively, the “PRC Tax Authorities”) issued the “Notice on the Pilot Program of Shanghai-Hong Kong Stock Connect” Caishui [2014] No.81 (“Notice 81”), on October 31, 2014, which states that the capital gain from disposal of A-Shares by foreign investors enterprises via the Shanghai-Hong Kong Stock Connect program will be temporarily exempt from withholding income tax. Notice 81 also states that the dividends derived from A-Shares by foreign investors enterprises are subject to 10% withholding income tax.

The PRC Tax Authorities issued the “Notice on the Pilot Program of Shenzhen-Hong Kong Stock Connect” Caishui [2016] No.127 (“Notice 127”) on November 5, 2016, which states that the capital gain from disposal of A-Shares by foreign investors enterprises via the Shenzhen-Hong Kong Stock Connect program will be temporarily exempt from withholding income tax. Notice 127 also states that the dividends derived from A-Shares by foreign investors enterprises are subject to 10% withholding income tax.

Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such withholding tax in future. If in the future China begins applying tax rules regarding the taxation of income from A-Shares investment through the Stock Connect, and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on a Fund’s return could be substantial.

The PRC rules for taxation of Stock Connect are evolving, and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and its shareholders.

Taxation of CIBM Bonds. The Ministry of Finance of the PRC and the State Administration of Taxation of the PRC issued Caishui No. 108 on November 7, 2018 (“Notice 108”), which states that foreign investors will be temporarily exempt from the withholding income tax on their gains derived from CIBM bond interest.

The temporary exemption of withholding tax and value added tax will remain in effect until November 6, 2021. If, in the future, China begins to apply tax rules regarding the taxation of bond interest income derived by foreign investment in CIBM, and/or begins to collect withholding tax and other taxes on such investment, the advisers or a Fund could be subject to such withholding tax and value added tax.

The above information is only a general summary of the potential Chinese tax consequences that may be imposed on the Funds and their shareholders either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Shareholders should seek their own tax advice on their tax position with regard to their investment in the Funds.

The Chinese government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of Chinese companies and foreign investors in such companies, such as the Funds.

FORWARD FOREIGN CURRENCY CONTRACTS-A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows a Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). A Fund may use position hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. Certain Funds may engage in currency transactions for hedging purposes as well as to enhance the Fund’s returns.

A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. While forward foreign currency transactions are exempt from the definition of “swap” under the Commodity Exchange Act, non-deliverable forward transactions are not, and, thus, are subject to the jurisdiction of the CFTC.

Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

The Funds may take active positions in currencies, which involve different techniques and risk analyses than the Funds’ purchase of securities. Active investment in currencies may subject the Funds to additional risks, and the value of the Funds’ investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in fixed income securities.  The Funds may take long and short positions in foreign currencies in excess of the value of the Funds’ assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund’s volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund’s assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency transaction, the Fund will “cover” its position as required by the 1940 Act.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of a Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict a Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of an adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS-Futures contracts (also called “futures”) provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC. Subject to their permitted investment strategies, certain Funds may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund’s returns. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows a Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position as required by the 1940 Act. A Fund may also “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the

Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also “cover” its long position in a futures contract by taking a short position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may “cover” its short position in a futures contract by taking a long position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s coverage requirements.

A Fund may also “cover” its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also “cover” its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may “cover” its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also “cover” its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on an adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

ILLIQUID SECURITIES- Illiquid securities are investments that cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the advisers determine the liquidity of a Fund’s investments. In determining the liquidity of a Fund’s investments, SIMC or the Sub-Adviser, as applicable, may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INTERFUND LENDING AND BORROWING ARRANGEMENTS-The SEC has granted an exemption that permits the Funds to participate in the Program with the SEI Funds. The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the Repo Rate and more favorable to the Bank Loan Rate. The Bank Loan Rate will be determined using a formula approved by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund’s participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. SIMC administers the Program according to procedures approved by the SEI Funds’ Board of Trustees. In addition, the Program is subject to oversight and periodic review by the SEI Funds’ Board of Trustees.

INVESTMENT COMPANIES-Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market at a premium or discount to their NAV.

Generally, federal securities laws limit the extent to which investment companies can invest in securities of other investment companies, subject to certain statutory, regulatory and other exceptions. For example, an investment company is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the acquiring investment company would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the acquiring investment company’s total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the acquiring investment company, subject to certain statutory, regulatory and other exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, a Fund may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act. A Fund may invest in investment companies managed by SIMC or the Fund’s Sub-Adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. A Fund may invest in such Rule 2a-7 compliant investment companies for cash management purposes, including as discussed in the “Securities Lending” section below, and to serve as collateral for derivatives positions. When a Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries.

Exchange-Traded Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk and other risks associated with derivatives. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF’s portfolio securities or other investments, leverage will cause the value of an ETF’s shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF’s investment income, resulting in greater losses. Such ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises—a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFs present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

Pursuant to orders issued by the SEC to each of certain iShares, PowerShares, SPDR and ProShares Trust exchange-traded funds (collectively, the “Exemption ETFs”) and procedures approved by the Board, certain Funds may invest in the Exemption ETFs in excess of the 3% limit described above, provided that such Funds otherwise comply with the conditions of the applicable SEC orders, as they may be amended, and any other applicable investment limitations. Neither the Exemption ETFs nor their investment advisers make any representations regarding the advisability of investing in ETFs, generally, or the Exemption ETFs, specifically.

Certain ETFs may not produce qualifying income for purposes of the “Qualifying Income Test” (as defined below under the heading “Taxes”), which must be met in order for a Fund to maintain its status as a RIC under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test than the advisers expect, it could cause a Fund to inadvertently fail to qualify as a RIC under the Code, unless certain relief provisions (described in more detail under the heading “Taxes”) are available to the Fund.

LIBOR REPLACEMENT—LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, and other instruments or investments comprising some or all of the Funds’ investments. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. This, in turn, may affect the value or liquidity or return on certain Fund investments, result in costs incurred in connection with closing out positions and entering into new trades and reduce the effectiveness of related fund transactions such as hedges. These risks may also apply with respect to potential changes in connection with other interbank offering rates (e.g., Euribor) and other indices, rates and values that may be used as “benchmarks” and are the subject of recent regulatory reform. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from

LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

MiFID II-MiFID II took effect in Member States of the EU on January 3, 2018. MiFID II forms the legal framework governing the requirements applicable to EU investment firms and trading venues and third-country firms providing investment services or activities in the EU. The extent to which MiFID II will have an indirect impact on markets and market participants outside the EU is unclear and yet to fully play out in practice. It will likely impact pricing, liquidity and transparency in most asset classes and certainly impact the research market.

MiFID II prohibits an EU authorized investment firm from receiving investment research unless it is paid for directly by the firm out of its own resources or from a separate research payment account regulated under MiFID II and funded either by a specific periodic research charge to the client or by a research charge that is not collected from the client separately but instead alongside a transaction commission. Specifically, MiFID II will have practical ramifications outside the EU in certain areas such as payment for equity research and fixed income, currency and commodities research. For example, US asset managers acting under the delegated authority of an EU-based asset manager and US asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under US laws and regulations to more closely align with the requirements under MiFID II. Absent appropriate relief or guidance from US regulators, certain aspects of the research payment regime under MiFID II may be incompatible with US law and regulation. Accordingly, it is difficult to predict the full impact of MiFID II on the Funds and the advisers, but it could include an increase in the overall costs of entering into investments. Shareholders should be aware that the regulatory changes arising from MiFID II may affect each Fund’s ability to adhere to its investment approach and achieve its investment objective.

OPTIONS-A Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be “covered” as required by the 1940 Act.

Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. All options written on indexes or securities must be “covered” as required by the 1940 Act. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Each Fund may trade put and call options on securities, securities indexes and currencies, as an adviser determines is appropriate in seeking to achieve the Fund’s investment objective, unless otherwise restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of the acquisition of securities by the Fund.

A Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) though a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PARTICIPATION NOTES-P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded OTC. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

PRIVATIZATIONS-Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS-A Fund may purchase securities at a price that would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions that an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put (although the final maturity of the security is later than such date).

QUANTITATIVE INVESTING-A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

RESTRICTED SECURITIES -Restricted securities are securities that may not be sold freely to the public without registration under the 1933 Act or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to a Fund’s limitation on investing in illiquid securities. The determination of whether a restricted security is illiquid is to be made by an adviser pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

Private Investments in Public Equity-A Fund may purchase PIPEs, which are equity securities in a private placement that are issued by issuers that have outstanding publicly-traded equity securities of the same class. Shares in PIPEs generally are not publicly registered until after a certain time period from the date the private sale is completed, which can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and cannot be freely traded. Generally, such restrictions cause PIPEs to be illiquid during this restricted period. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered or that the registration will remain in effect.

RISKS OF CYBER-ATTACKS-As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting a Fund, SIMC or any of the Sub-Advisers, a Fund’s distributor, custodian, transfer agent, or any other of a Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber-attacks or other information security breaches in the future. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions.

SECURITIES LENDING-Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities, as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund may invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of an affiliated or unaffiliated registered money market fund or of an affiliated or unaffiliated unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act (see the “Investment Companies” section above). Money market funds may or may not seek to maintain a stable NAV of $1.00 per share. Investing the cash collateral subjects the Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in the Liquidity Fund, an affiliated unregistered money market fund managed by SIMC and operated in accordance with Rule 12d1-1 under the 1940 Act. Although the Liquidity Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 of the 1940 Act to the extent required by Rule 12d1-1 under the 1940 Act. The Liquidity Fund does not seek to maintain a stable NAV, and therefore its NAV will fluctuate. The cash collateral invested in the Liquidity Fund may be subject to the risk of loss in the underlying investments of the Liquidity Fund. When a Fund invests in the Liquidity Fund, it will bear a pro rata portion of the Liquidity Fund’s expenses, which includes fees paid to SIMC or its affiliates.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS- Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

Certain Funds may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

The Funds may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, a Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). A Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” as required by the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that an adviser believes to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise “cover” its position as required by the applicable SEC and SEC staff positions.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and NDFs. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based credit default swap indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral. The SEC will be adopting parallel regulatory requirements applicable to security based swaps.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets. It is possible that developments in the swap market, including potential additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Fund. The following percentage limitations (except for the limitation on borrowing and illiquid investments) will apply at the time of the purchase of a security and shall not be considered violated unless an excess of deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of the Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of outstanding shares” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Emerging Markets Equity Fund may not:

1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies and may be changed by the Board without a vote of shareholders.

The Emerging Markets Equity Fund may not:

1.  Pledge, mortgage or hypothecate assets, except to secure permitted borrowings or in relation to the deposit of assets in escrow or in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

2.  Purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

3.  Purchase or hold illiquid securities, i.e., any investment that the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investment, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

4.  With respect to 75% of its total assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

5.  Purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

6.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. To the extent its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required in accordance with applicable SEC or SEC staff positions.

7.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) participate in the SEI Funds inter-fund lending program.

8.  Purchase or sell real estate, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies that own or invest in real estate (including REITs), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

9.  Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

10.  Invest less than 80% of its net assets, under normal circumstances, in equity securities of emerging market issuers. This non-fundamental policy may be changed by the Board with at least 60 days’ notice to the Emerging Markets Equity Fund’s shareholders.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.

For purposes of the industry concentration limitations discussed above, these definitions apply to each Fund: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies, such as the World Bank or any affiliate thereof or the United Nations, or related entities, will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business in the same industry.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund’s non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Emerging Markets Equity Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Emerging Markets Equity Fund has a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Fund’s Board.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds. SIMC, a wholly-owned subsidiary of SEI Investments Company (“SEI”), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services. Such services generally include, but are not limited to:

•  maintaining books and records related to a Fund’s cash and position reconciliations, and portfolio transactions;

•  preparation of financial statements and other reports for the Funds;

•  calculating the NAV of the Funds in accordance with the Funds’ valuation policies and procedures;

•  tracking income and expense accruals and processing disbursements to vendors and service providers;

•  providing performance, financial and expense information for registration statements and board materials;

•  providing certain tax monitoring and reporting;

•  providing space, equipment, personnel and facilities;

•  maintaining share transfer records;

•  reviewing account opening documents and subscription and redemption requests;

•  calculating and distributing required ordinary income and capital gains distributions; and

•  providing anti-money laundering program services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from the reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by a vote of a majority of the Trustees of the Trust on not less than 60 days’ written notice to the Administrator; or (ii) by the Administrator on not less than 90 days’ written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the average daily net assets of each Fund and paid monthly by the Trust. The annual rates are as set forth in the chart below:

Administration Fee

On the first $1.5 billion of Assets;	0.450%
on the next $500 million of Assets;	0.370%
on the next $500 million of Assets;	0.290%
on the next $500 million of Assets;	0.210%
on Assets over $3 billion.	0.130%

For the fiscal years ended September 30, 2018, 2019 and 2020 the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator’s voluntary fee waivers and/or reimbursements.

	Administration Fees Paid (000)				Administration Fees Waived or Reimbursed (000)
Fund	2018	2019	2020		2018	2019	2020
Emerging Markets Equity Fund	$8,435	$7,555	$	[XX]	$0	$0	$	[XX]

THE ADVISER AND SUB-ADVISERS

General. SIMC serves as the investment adviser for the Funds. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. As of [XX], 2020, SIMC had approximately $[XX] billion in assets under management.

Manager of Managers Structure. SIMC is the investment adviser to the Emerging Markets Equity Fund and operates as a “manager of managers.” SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trustees, to hire, retain or terminate sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-advisory agreements to a vote of the Funds’ shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements. The Funds will notify shareholders in the event of any addition or change in the identity of its Sub-Advisers.

SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of SIMC and the Board, the sub-advisers to the Funds are generally responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Sub-advisers also are responsible for managing their employees who provide services to the Funds.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds’ assets to the Sub-Advisers, monitors and evaluates the Sub-Advisers’ performance and oversees the Sub-Advisers’ compliance with the Funds’ investment objectives, policies and restrictions. SIMC has the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to the Funds.

The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or “interested persons” of any party thereto, cast in-person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days’ nor more than 60 days’ written notice to SIMC or the Fund’s Sub-Adviser, as applicable, or by SIMC or the Fund’s Sub-Adviser, as applicable, on 90 days’ written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the annual rates set forth in the table below (shown as a percentage of the average daily net assets of each Fund). SIMC then pays the Sub-Advisers out of its contractual advisory fee for sub-advisory services provided to the Funds. The rates paid to each Sub-Adviser vary. The aggregate sub-advisory fees paid by SIMC for the fiscal year ended September 30, 2020 are set forth below as a percentage of the average daily net assets of each Fund.

Fund Name	Contractual Advisory Fee	Aggregate Sub-Advisory Fees Paid
Emerging Markets Equity Fund*	1.05%	[XX]	%

*SIMC has contractually agreed to waive its management fee as necessary to keep the management fee paid by the Emerging Markets Equity Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2022 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board.

SIMC pays each Sub-Adviser a fee out of its advisory fee. Sub-Advisory fees are based on a percentage of the average monthly market value of the assets managed by the applicable Sub-Adviser.

For the fiscal years ended September 30, 2018, 2019 and 2020, the following tables show: (i) the contractual advisory fees that SIMC is entitled to receive from each Fund; (ii) the dollar amount of SIMC’s contractual and voluntary fee waivers; (iii) the dollar amount of fees paid to the Sub-Adviser by SIMC; and (iv) the dollar amount of the fees retained by SIMC.

For the fiscal year ended September 30, 2020:

Fund Name	Contractual Advisory Fees (000)		Advisory Fees Waived (000)		Sub-Advisory Fees Paid (000)		Advisory Fees Retained by SIMC (000)
Emerging Markets Equity Fund	$	[XX]	$	[XX]	$	[XX]	$	[XX]

For the fiscal year ended September 30, 2019:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Emerging Markets Equity Fund	$18,034	$1,849	$7,600	$8,585

For the fiscal year ended September 30, 2018:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Emerging Markets Equity Fund	$20,597	$2,117	$8,918	$9,562

The Sub-Advisers

J O HAMBRO CAPITAL MANAGEMENT LIMITED—J O Hambro Capital Management Limited (“JOHCM”) serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. JOHCM was founded in 1993, and is a private company in England and Wales under no. 2176004. JOHCM was launched in 1993. JOHCM is an independently managed investment management boutique.

KBI GLOBAL INVESTORS (NORTH AMERICA) LTD—KBI Global Investors (North America) Ltd (“KBIGI (North America)”) serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. KBIGI (North America) is an Irish domiciled and incorporated company registered as an investment adviser with the SEC and regulated by the Central Bank of Ireland. It is a wholly-owned subsidiary of KBI Global Investors Ltd (“KBIGI Ltd”), an institutional asset manager headquartered in Dublin. Combined, KBIGI Ltd and KBIGI (North America) have a global client base with mandates in the UK, Europe, North America and Asia.

Established in 1980 as the Investment Management division of Ulster Bank Ltd, KBI Global Investors (“KBIGI”), the collective term for KBI Global Investors Dublin Ltd, and its wholly owned subsidiary, KBIGI (North America), have been managing assets for institutional clients for 39 years—public and corporate pension schemes, sub-advisory investors, foundations and endowments, wealth managers, private banks and investment intermediaries included.

KBI Global Investors operated as Kleinwort Benson Investors (‘KBI’) until 1 September 2016, when it was acquired by Amundi Asset Management—the leading European asset manager. Amundi Asset Management acquired a majority stake (87.5%) in KBI Global Investors Ltd., with KBI Global Investors employees taking a minority stake (12.5%). Amundi Asset Management is, in turn, 100% owned by Amundi, which is listed on the French Stock Exchange and has more than €1trn in assets. KBI Global Investors Ltd. continues to operate autonomously within the Amundi group.

LAZARD ASSET MANAGEMENT LLC—Lazard Asset Management LLC (“Lazard”) serves as a Sub-Adviser to a portion of the assets of the International Equity and Emerging Markets Equity Funds. Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

NEUBERGER BERMAN INVESTMENT ADVISERS LLC—Neuberger Berman Investment Advisers LLC (“NBIA”)serves as the Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. As of September 30, 2020, NBIA was directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC (“NBG”). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG’s voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by Neuberger Berman Organization (“NB”).

QTRON INVESTMENTS LLC-Qtron Investments LLC (“Qtron”) serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. Qtron is independent and 100% employee owned. Currently, co-founders Mr. Ronald Hua and Dr. Dmitri Kantsyrev are the only managing partners of the firm and share equal equity ownership.

RWC ASSET ADVISORS (US) LLC—RWC Asset Advisors (US) LLC (“RWC”) serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. RWC is a limited liability company formed under the laws of the State of Delaware in 2012. RWC is a wholly-owned subsidiary of RWC Partners Limited, a private limited company incorporated in England and Wales under no. 03517631.

Portfolio Management

SIMC

Compensation. SIMC compensates each portfolio manager for his or her management of the Emerging Markets Equity Fund. Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows.

Portfolio manager compensation is a combination of both Fund performance and SEI/Company performance. A majority of each portfolio manager’s compensation is determined by the performance of the Funds for which the portfolio manager is responsible for over both a short-term and long-term time horizon. A final factor is a discretionary component, which is based upon a qualitative review of the portfolio managers and their team.

Ownership of Fund Shares. As of September 30, 2020, the portfolio managers beneficially owned shares of the Funds they manage (which may be through their 401(k) plans), as follows:

Portfolio Manager	Dollar Range of Fund Shares
John Lau	[None]

Other Accounts. As of September 30, 2020, in addition to the Emerging Markets Equity Fund the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
John Lau	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]

[No account listed above is subject to a performance-based advisory fee.]

Conflicts of Interest. The portfolio managers’ management of registered investment companies other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day oversight of the Emerging Market Equity Fund’s investments. The other accounts might have similar investment objectives as the Emerging Market Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Market Equity Fund.

While the portfolio managers’ management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that are reasonably designed to manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day oversight of the Emerging Market Equity Fund. Because of their positions with the Emerging Market Equity Fund, the portfolio managers know the size, timing and possible market impact of Emerging Market Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Emerging Market Equity Fund. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ oversight of the Emerging Market Equity Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Emerging Market Equity Fund. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Emerging Market Equity Fund. Notwithstanding this theoretical conflict of interest, it is SIMC’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Emerging Market Equity Fund, such an approach might not be suitable for the Emerging Market Equity Fund given its investment objectives and related restrictions.

JOHCM

Compensation. SIMC pays JOHCM a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between JOHCM and SIMC. JOHCM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended September 30, 2020.

Compensation is based on the value of the assets in the Emerging Markets Equity Fund’s portfolio. The remuneration structure for investment professionals includes a base salary, a revenue share (proportion of the management fee generated and performance fee) and the opportunity to earn an equity stake. The performance fee element provides a direct link between relative client returns and remuneration. When evaluating the portfolio managers’ performance, JOHCM compares the pre-tax performance of Emery Brewer’s and Dr. Ivo Kovachev’s accounts to the MSCI Emerging Markets Index, typically over a 12-month period.

Revenue Share

Arrangements are in place for the fund management team to share, depending on the maturity of a fund, between 10% and 20% of the revenue share generated on the funds that they manage. This is subject, in some cases, to a fund cost hurdle before the revenue share is paid to the team.  For longer serving fund managers, part of their revenue share is paid in equity (see below).

Equity

JOHCM is an independently managed investment management boutique that has been a wholly-owned subsidiary of Pendal Group Limited (Pendal) since October 2011. Pendal is listed on the Australian Securities Exchange (ASX code: PDL) and is an independent, global investment management firm. All investment professionals and the majority of staff have equity participation in listed Pendal shares.

The Fund Linked Equity scheme is designed for new fund management teams or existing teams launching a new strategy. Under this arrangement, notional shares are valued in line with the growth and performance of the fund managed and after a long term vesting period these notional shares will convert to Pendal equity, allowing the fund manager to become a shareholder in Pendal. The Pendal shares are subject to further deferral arrangements and leaver conditions, thus providing a reward for the long term growth of funds under management and enhancing fund manager retention for both clients and shareholders.

Longer serving fund managers increase their equity participation through two equity schemes related to the revenue share generated on their funds. The revenue share is only awarded to the fund manager provided a prescribed cost hurdle has been exceeded. Each scheme has different vesting periods and will award the equity on different dates, but once vested and awarded to the fund manager; this equity is subject to deferral arrangements and leaver conditions to aid retention.

Finally, certain key managers are participants in a third Retention Plan that will pay out equity in two tranches. Tranche one is a fixed award of equity value and this vests over a set period, at the end of which the fund manager is awarded the equity provided they are still in employment at the release date. The second tranche of equity (also of fixed value) is conditional on the retention of fund assets. In the event the fund manager leaves employment on ‘Good Leaver’ terms, it is paid twelve months following that leave date.

JOHCM has built its business by attracting and retaining experienced fund managers with established track records from large firms. JOHCM provides them with an efficient operating structure and risk management, as well as a direct economic interest in the strategies they manage.

In summary, JOHCM has a results oriented partnership ethos. The variable elements of a fund manager’s remuneration could represent a significant multiple of base salary where asset growth and strong performance is delivered.

Ownership of Fund Shares. As of September 30, 2020, JOHCM’s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of September 30, 2020, in addition to the Emerging Markets Equity Fund, JOHCM’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Emery Brewer**	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
Dr. Ivo Kovachev**	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]

[*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.]

**  Mr. Brewer and Dr. Ivo Kovachev manage the assets in partnership.

JOHCM levies a performance fee on any net outperformance of the benchmark in the calendar year. A high watermark is applied such that any underperformance is carried forward. Should the team underperform the benchmark in any given calendar year, this underperformance is then carried forward to the next year and must be recouped before a performance fee can be charged. JOHCM does not carry forward outperformance from one calendar year to the next, the hurdle rate is reset to 0 at the end of the year if the account charges a performance fee in a calendar year.

AUM is available on a quarterly basis.

Conflicts of Interest. The following are the types of conflicts of interest that may arise within the JOHCM Group, and the way in which they are managed and monitored in the compliance program:

General

JOHCM acts as discretionary investment manager for a number of separate publicly available funds and segregated institutional accounts. The investment mandates for these clients are such that a particular investment will be suitable for inclusion in a number of different portfolios.

Each strategy is managed by a named senior fund manager and deputy, or by named co-lead managers. It is a key part of the group’s decentralized investment philosophy that these investment teams have the freedom, subject to agreed mandate restrictions, to make their own investment decisions.

Subject to any particular size or other constraints such as risk appetite contained in client mandates, the proposed participation in an investment will be in proportion to the relative size of the portfolios managed by that investment team. The timing of decisions made by that investment team will also be influenced by any inflows to or outflows from the portfolios they manage. It is also of note that a different investment team may make different decisions or make similar decisions at different times in respect of the same investment.

All of these factors may result in different investment outcomes among investment strategies, and among mandates managed by the same investment team. JOHCM has policies in place to address the potential for conflict that this creates, that are designed to ensure the fair allocation of investment opportunities among clients. Compliance with these policies is reviewed ex post by various means, including performance dispersion analysis and monitoring order handling.

Ownership and Group Relationships

JOHCM is a wholly owned subsidiary of Pendal Group Limited (Pendal), an Australian listed investment management group, headquartered in Sydney. JOHCM and its two wholly owned subsidiaries, JOHCM (Singapore) Pte Ltd and JOHCM (USA) Inc, (collectively JOHCM Group) operate as a stand-alone business within the Pendal Group. Within that model, JOHCM retains its full investment and operational independence.

As part of its governance remit, the JOHCM Board may consider it appropriate to promote the success of the Pendal Group as a whole or of any member of the Group, but each director, and the firm in general, must also comply with the FCA’s rules and principles, which require clients to be treated fairly, their interests to be served, and the effective mitigation and management of the risk of conflict with those interests.

On this basis, no conflicts thus arise from our corporate structure beyond those inherent and commonplace in a shareholder ownership model.

Basis of Remuneration - the firm and fund managers

The basis of JOHCM Group’s remuneration, which is recorded in the agreements with individual clients, may be different for different types of client portfolios. The percentage rate for the annual management charge is not the same for all portfolios and in many cases there will also be a performance fee payable, which may be calculated on differing bases for different types of portfolios e.g. OEIC, mutual fund or segregated account. Thus, different portfolios in the same strategy may attract different fee levels.

It is therefore important to ensure that these differing rewards for the firm, and in some cases the particular fund manager, do not lead to similar portfolios being treated unfairly, with one being favoured or disadvantaged relative to each other. The policies and monitoring programme referred to above relating to fair allocation of investment opportunities are also important safeguards in managing this potential for conflict.

The remuneration of the individual fund managers is a combination of some or all of a salary, a share of performance fees earned by the firm from the portfolios they manage, the management fees earned on their particular strategy, and that which derives from their equity interest in the Pendal Group.

The remuneration of individual JOHCM employees is independently overseen by the Remuneration Committee of J O Hambro Capital Management Holdings Limited in accordance with a Remuneration Policy that is designed to promote alignment of individual fund managers’ interests with their clients’ and to meet the FCA Rules and standards.

Inside Information

The misuse of inside information amounts to a breach of the FCA Rules and in some cases may be a criminal offence. It creates an inherent conflict of interest because it gives the holder of the information an unfair advantage over other market participants who do not have that knowledge.

JOHCM’s fund managers are encouraged to analyse and meet with those companies in which they invest on behalf of their clients, but most do not actively seek out inside information. Other employees within the firm may also inadvertently learn of facts or circumstances that amount to inside information, whether in the course of their work, or otherwise. The firm has various safeguards in place that are designed to protect clients and other market participants against this potential for conflict, including staff training on the issue and a policy that requires any employee in receipt of inside information to report it immediately to Compliance. This results in an embargo on further orders being placed in the securities of the relevant company by all JOHCM investment teams, whether or not they are themselves in actual receipt of the inside Information.

Employee Personal Dealing

To manage the obvious risk of conflict of interest arising in this area, all employees are made subject to the Group’s Employee Dealing Rules which place clear parameters on how and when they may deal in securities for their own account and their immediate family’s, and include regular reporting of personal transactions and holdings.

Gifts & Entertainment

The giving and receiving of gifts or entertainment are subject to the Group’s policy, which is designed to ensure that staff do not offer or give, solicit or accept any inducement which is likely to conflict with their duties to clients or would be in breach of any statutory or regulatory restrictions.

KBIGI (North America)

Compensation. SIMC pays KBIGI (North America) a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between KBIGI (North America) and

SIMC. KBIGI (North America) pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended September 30, 2020.

The portfolio managers and key executives have a number of different components to compensation which offers very strong combination of incentivisation and retention. These components strongly align key employees with clients and the firm’s majority shareholder. KBIGI (North America) believes they compare very favorably with other firms within the industry. These components are set out below:

Base Salary: Benchmarked to industry.

Annual Bonus: For portfolio managers, the bonus amount paid is based predominantly on relative investment performance for the relevant strategies/funds assessed over 1, 2 and 3 year rolling numbers. This ensures a longer term investment perspective rather than a year by year focus. Key employees are obliged to take a proportion of the annual bonus in parent company equity which is then locked in for three years. If the executives cease employment with the firm, a portion of this equity is forfeited.

Profit Share: The overall company pool for profit share is determined by the profitability of KBIGI (Dublin). 30% of Profit before Tax is set aside to fund the Annual Bonus and Profit Share. Any funds remaining after annual bonus awards are distributed among selected key employees. Payments under the profit sharing scheme are through a combination of cash, parent company equity and units in KBIGI (North America) funds. Equity and fund holdings are held in trust for a three -year period. If the executives cease employment with the firm, a portion of this equity is forfeited.

Equity Participation: Following completion of the acquisition of the majority shareholding by Amundi employees will hold a 12.5% equity stake in the business. If the employee shareholders were to leave within five years of completion this holding is subject to forfeiture provisions. After year five there are put and call structures in place to enable employees to sell the holding on a phased basis over a multi-year period.

Retention is supported by the firm’s compensation program but is also achieved by giving talented people autonomy to pursue their investment beliefs in a healthy and forward looking commercial environment.

Ownership of Fund Shares. As of September 30, 2020, KBIGI (North America)’s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of September 30, 2020, in addition to the Emerging Markets Equity Fund, KBIGI (North America)’s portfolio managers were responsible for the day-to-day management of certain other accounts of both KBIGI (North America) and KBIGI, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in billions)		Number of Accounts	Total Assets (in billions)		Number of Accounts	Total Assets (in billions)
Gareth Maher	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
David Hogarty	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
Ian Madden	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
James Collery	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
John Looby	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
Massimiliano Tondi, CFA, FRM	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]

[*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.]

†  KBIGI (North America) utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. KBIGI (North America)’s portfolio managers’ management of other accounts (collectively, the “KBIGI Other Accounts”) may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Equity Fund’s investments, on the one hand, and the investments of the KBIGI Other Accounts, on the other. The KBIGI Other Accounts might have similar investment objectives as the Emerging Markets Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Equity Fund. KBIGI (North America) does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, KBIGI (North America) believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of KBIGI (North America)’s portfolio managers’ day-to-day management of the Emerging Markets Equity Fund. Because of their positions with the Emerging Markets Equity Fund, the portfolio managers know the size, timing and possible market impact of Emerging Markets Equity Fund trades. It is theoretically possible that KBIGI (North America)’s portfolio managers could use this information to the advantage of the KBIGI Other Accounts they manage and to the possible detriment of the Emerging Markets Equity Fund. However, KBIGI (North America) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of KBIGI (North America)’s portfolio managers’ management of the Emerging Markets Equity Fund and KBIGI Other Accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors KBIGI Other Accounts over the Emerging Markets Equity Fund. This conflict of interest may be exacerbated to the extent that KBIGI (North America) or its portfolio managers receive, or expect to receive, greater compensation from their management of the KBIGI Other Accounts (many of which receive a base and incentive fee) than from the Emerging Markets Equity Fund. Notwithstanding this theoretical conflict of interest, it is KBIGI (North America)’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, KBIGI (North America) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while KBIGI (North America)’s portfolio managers may buy for KBIGI Other Accounts securities that differ in identity or quantity from securities bought for the Emerging Markets Equity Fund, such securities might not be suitable for the Emerging Markets Equity Fund given its investment objectives and related restrictions.

Lazard

Compensation. SIMC pays Lazard a fee based on the assets under management of the International Equity and Emerging Markets Equity Funds as set forth in an investment sub-advisory agreement between Lazard and SIMC. The following information relates to the period ended September 30, 2020.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (generally as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Ownership of Fund Shares. As of September 30, 2020, Lazard’s portfolio managers did not beneficially own any shares of the International Equity or Emerging Markets Equity Funds.

Other Accounts. As of September 30, 2020, in addition to the International Equity and Emerging Markets Equity Funds, Lazard’s portfolio managers were responsible for the day to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)
Kevin O’Hare, CFA	[XX]		$	[XX]	[XX]		$	[XX]	[XX]		$	[XX]
	[XX]		$	[XX]	[XX]		$	[XX]	[XX]	*	$	[XX]
Peter Gillespie, CFA	[XX]		$	[XX]	[XX]		$	[XX]	[XX]		$	[XX]
	[XX]		$	[XX]	[XX]		$	[XX]	[XX]	*	$	[XX]
James Donald, CFA	[XX]		$	[XX]	[XX]		$	[XX]	[XX]		$	[XX]
	[XX]	*	$	[XX]	[XX]		$	[XX]	[XX]	*	$	[XX]
John R. Reinsberg	[XX]		$	[XX]	[XX]		$	[XX]	[XX]		$	[XX]
	[XX]		$	[XX]	[XX]		$	[XX]	[XX]	*	$	[XX]
Mark Rooney, CFA	[XX]		$	[XX]	[XX]		$	[XX]	[XX]		$	[XX]
	[XX]		$	[XX]	[XX]	*	$	[XX]	[XX]		$	[XX]
Erik Van Der Sande, CFA	[XX]		$	[XX]	[XX]		$	[XX]	[XX]		$	[XX]
	[XX]		$	[XX]	[XX]	*	$	[XX]	[XX]		$	[XX]

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the International Equity and Emerging Markets Equity Funds may invest or that may pursue a strategy similar to the International Equity and Emerging Markets Equity Funds’ investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the International Equity and Emerging Markets Equity Funds are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the International Equity and Emerging Markets Equity Funds are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the International Equity and Emerging Markets Equity Funds and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the International Equity or Emerging Markets Equity Funds. In addition, the International Equity and Emerging Markets Equity Funds are registered investment companies, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the International Equity and Emerging Markets Equity Funds and the corresponding Similar Accounts, and the performance of securities purchased for the International Equity and Emerging Markets Equity Funds may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the International Equity and Emerging Markets Equity Funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the International Equity and Emerging Markets Equity Funds. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the International Equity and Emerging Markets Equity Funds.

4.  Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the International Equity and Emerging Markets Equity Funds.

5. The portfolio managers noted with an * in the table above manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the International Equity and Emerging Markets Equity Funds.

6.  Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the International Equity and Emerging Markets Equity Funds, which could have the potential to adversely impact the International Equity and Emerging Markets Equity Funds, depending on market conditions. In addition, if the International Equity and Emerging Markets Equity Funds’ investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the International Equity and Emerging Markets Equity Funds’ and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the International Equity and Emerging Markets Equity Funds to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7.  Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the International Equity and Emerging Markets Equity Funds, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the International Equity and Emerging Markets Equity Funds or the price paid or received by the International Equity and Emerging Markets Equity Funds.

8.  Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the International Equity and Emerging Markets Equity Funds, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

NBIA

Compensation. SIMC pays NBIA a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between NBIA and SIMC. Neuberger Berman pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended September 30, 2020.

Portfolio Manager Compensation Structure

NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of NBIA’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NB’s equity ownership structure, which was designed to incentivize and retain key personnel.  In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. NBIA also offers an equity acquisition program which allows employees a more direct opportunity to invest in NB. For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of its employees with the success of the firm and the interests of its clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NB investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to NB investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.

Ownership of Fund Shares. As of September 30, 2020, NBIA’s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of September 30, 2020, in addition to the in addition to the Emerging Markets Fund, NBIA’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Conrad A. Saldanha, CFA	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]

[*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.]

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager for NBIA has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as a Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.

Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives.

A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for a fund.

Finally, a conflict of interest may arise if NBIA and a Portfolio Manager has a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which a Portfolio Manager is responsible. In the ordinary course of operations certain businesses within NB may seek access to material non-public information. For instance, NB loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.

NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will take into account the interests of all clients and will endeavor to act fairly to all clients. The intentional acquisition of material non-public information may give rise to a potential conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities. Similarly, where NB declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.

NB has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Qtron

Compensation. SIMC pays Qtron a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between Qtron and SIMC. Qtron pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended September 30, 2020.

Qtron’s compensation package for investment professionals consists of a competitive base salary (based on annual benchmarking study), a performance-based bonus, and equity incentives. The base salaries and performance bonus account for the majority of employees’ remuneration. The performance bonus elements may comprise of cash and/or equity incentives at the discretion of the management team.

Ownership of Fund Shares. As of September 30, 2020, Qtron’s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of September 30, 2020, in addition to the Emerging Markets Equity Fund, Qtron’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Dmitri Kantsyrev, Ph.D., CFA	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
Ronald Hua, CFA	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]

[* These accounts, which are subject to the accounts in the preceding row, are subject to a performance-based advisory fee.]

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Emerging Markets Equity Fund, which may have different investment guidelines and objectives. In addition to the Emerging Markets Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Qtron’s management of the Emerging Markets Equity Fund and other accounts, which, in theory, may allow Qtron to allocate investment opportunities in a way that favors other accounts over the Emerging Markets Equity Fund. This conflict of interest may be exacerbated to the extent that Qtron or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Emerging Markets Equity Fund. Qtron (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Emerging Markets Equity Fund. To the extent a particular investment is suitable for both the Emerging Markets Equity Fund and the other accounts, such investments will be allocated between the Emerging Markets Equity Fund and the other accounts in a manner that Qtron determines is fair and equitable under the circumstances to all clients, including the Emerging Markets Equity Fund.

To address and manage these potential conflicts of interest, Qtron has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

RWC

Compensation. SIMC pays RWC a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between RWC and SIMC. RWC pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund.

The heads of the investment team are employees of RWC and are compensated via a share in the management fees and, where applicable, the performance fees generated by the funds managed directly by them. They are also incentivised through equity participation in RWC Partners Limited. The remaining investment team members are typically paid a salary and discretionary bonus, allocated to them by the heads of the investment team from the management and performance fee share.

Ownership of Fund Shares. As of September 30, 2020, RWC’s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of September 30, 2020, in addition to the Emerging Markets Equity Fund, RWC’s portfolio managers were responsible for the management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)
James Johnstone	[XX]	$	[XX]	[XX]		$	[XX]	[XX]		$	[XX]
	[XX]	$	[XX]	[XX]	*	$	[XX]	[XX]	*	$	[XX]
John Malloy	[XX]	$	[XX]	[XX]		$	[XX]	[XX]		$	[XX]
	[XX]	$	[XX]	[XX]		$	[XX]	[XX]	*	$	[XX]

[*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.]

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Emerging Markets Equity Fund, which may have different investment guidelines and objectives. In addition to the Emerging Markets Equity Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Emerging Markets Equity Fund as well as for any of the other accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Emerging Markets Equity Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Emerging Markets Equity Fund, may track the same benchmarks or indexes as the Emerging Markets Equity Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Emerging Markets Equity Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Emerging Markets Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Emerging Markets Equity Fund. RWC or the Portfolio Managers may have a potential conflict of interest in allocating time and activity between the Emerging Markets Equity Fund and other client accounts. In addition, RWC and its officers and employees may have investments of their own in these other client accounts. To address and manage these potential conflicts of interest, RWC has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, and reviews are carried out by the compliance team.

DISTRIBUTION, SHAREHOLDER SERVICING AND ADMINISTRATIVE SERVICING

General. SEI Investments Distribution Co. (the “Distributor”) serves as each Fund’s distributor. The Distributor is a wholly-owned subsidiary of SEI. The Distributor has its principal business address at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement, Shareholder Servicing and Administrative Servicing Plans. The Distributor serves as each Fund’s distributor pursuant to a distribution agreement (the “Distribution Agreement”) with the Trust.

For the fiscal year ended September 30, 2020, the Funds did not incur any 12b-1 expenses.

Pursuant to a Shareholder Service Plan (the “Service Plan”), the various classes of Shares are authorized to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at the annual rate of up to 0.25% of the value of the average daily net assets attributable to each of the Class F and I Shares of the Fund, which is calculated daily and payable monthly.

The service fees payable under the Service Plan are intended to compensate service providers for the provision of shareholder services and may be used to provide compensation to financial intermediaries for ongoing service and/or maintenance of shareholder accounts with respect to Shares of the applicable Funds. Shareholder services under the Service Plan may include: (i) maintaining accounts relating to Clients; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by service providers; (iv) responding to inquiries from Clients concerning their investment in Shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase, exchange and redemption requests from Clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Shares beneficially owned by Clients; (x) processing dividend payments from the Funds on behalf of Clients; and (xi) providing such other similar services as a Fund may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules and regulations.

Distribution Expenses Incurred by Adviser. The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (“Financial Advisors”) who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Funds and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Funds. In certain cases, SIMC may make payments to Financial Advisors or their employer in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of its past profits or other available resources and are not charged to the Funds.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the firm’s associated Financial Advisors and their customers, placing the Funds on the firm’s preferred or recommended fund list, granting the Distributor access to the firm’s associated Financial Advisors, providing assistance in training and educating the firm’s personnel, allowing sponsorship of seminars or informational meetings and furnishing marketing support and other specified services. These payments may be based on average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The payments discussed above may be significant to the financial institutions receiving them and may create an incentive for the financial institutions or its representatives to recommend or offer shares of the SEI Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources.

Although the Funds may use broker-dealers that sell Fund shares to effect transactions for the Funds’ portfolio, the Funds and the advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

SECURITIES LENDING ACTIVITY

The table below sets forth the gross income received by certain Funds from securities lending activities during the fiscal year ended September 30, 2020. The table also shows the fees and/or other compensation paid by the applicable Funds, any other fees or payments incurred by each Fund resulting from lending securities providers, and the net income earned by the Funds for securities lending activities.

Emerging Markets Equity Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$	[XX]
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$	[XX]
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$	[XX]
Administrative fees not included in revenue split	$	[XX]
Indemnification fee not included in revenue split	$	[XX]
Rebate (paid to borrower)	$	[XX]
Other fees not included in revenue split	$	[XX]
Aggregate fees/compensation for securities lending activities	$	[XX]
Net Income from securities lending activities	$	[XX]

Securities Finance Trust Company (eSecLending) acts as securities lending agent for certain Funds. In addition, the Funds have the ability to conduct securities lending activities with Goldman Sachs Bank USA, d/b/a Goldman Sachs Agency Lending (Goldman Sachs) as securities lending agent.

The services provided by eSecLending include conducting an auction process to determine optimal lending execution strategy for each portfolio or market (exclusive or discretionary); exclusive lending; discretionary lending; the coordination of cash collateral management with the Adviser; full administration and operational support of all lending activities and coordination with the Funds’ custodians; monitoring of program risk exposures; complete reporting of daily loan activity and exposure; compliance monitoring of all loan activity to satisfy the Funds guidelines and parameters; reporting of income accruals and distribution of income to Funds; tracking and reporting on “Qualified Dividend Income” (QDI) customized to Funds’ requirements; and assisting the Funds to satisfy regulatory reporting requirements.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds’ Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time SIMC presents the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser and SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of SIMC and other service providers such as the Funds’ independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every other year, meets with the Sub-Advisers to review such services. Among other things, the Board regularly considers the Sub-Advisers’ adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust’s Chief Compliance Officer regularly reports to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of financial statement risk encountered by the Funds and noting any significant deficiencies or material weaknesses that were identified in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds’ other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are ten members of the Board, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. James M. Williams, an independent Trustee, serves as the lead independent

Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees.

In his role as lead independent Trustee, Mr. Williams, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management, and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote of the Governance Committee and majority vote of the full Board, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (Born: 1946)—Chairman of the Board of Trustees* (since 1989)—President and Chief Executive Officer of the Trust since December 2005. SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP.  Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments-Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

WILLIAM M. DORAN (Born: 1940)—Trustee* (since 1988)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner of Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974. Secretary of SEI Investments since 1978. Director of the Distributor since 2003. Director of SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments-Unit Trust Management (UK) Limited. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from

2014 to 2018. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Independent Trustees.

GEORGE J. SULLIVAN, JR. (Born: 1942)—Trustee (since 1996)—Retired since January 2012. Self-employed Consultant at Newfound Consultants Inc. from April 1997 to December 2011. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Trustee/Director of State Street Navigator Securities Lending Trust from February 1996 to May 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

NINA LESAVOY (Born: 1957)—Trustee (since 2003)—Founder and Managing Director of Avec Capital (strategic fundraising firm) since April 2008. Managing Director of Cue Capital (strategic fundraising firm) from March 2002 to March 2008. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Funds (as that term is defined in the 1940 Act) by virtue of their relationship with the Distributor and SEI.

JAMES M. WILLIAMS (Born: 1947)—Trustee (since 2004)—Vice President and Chief Investment Officer of J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President of Harbor Capital Advisors and Harbor Mutual Funds from 2000 to 2002. Manager of Pension Asset Management at Ford Motor Company from 1997 to 1999. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

MITCHELL A. JOHNSON (Born: 1942)—Trustee (since 2007)—Retired Private Investor since 1994. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

HUBERT L. HARRIS, JR. (Born: 1943)—Trustee (since 2008)—Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer of INVESCO North America from August 2003 to December 2005. Chief Executive Officer and Chair of the Board of Directors of AMVESCAP Retirement, Inc. from January 1998 to August 2003. Director of AMVESCAP PLC from 1993 to 2004. Served as a director of a bank holding company from 2003 to 2009. Director of Aaron’s Inc. since August 2012. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid

Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

SUSAN C. COTE (Born: 1954)—Trustee (since 2016)—Retired since July 2015.  Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women’s Foundation from 2012 to 2017. Americas Director of Asset Management of Ernst & Young LLP from 2006 to 2013. Global Asset Management Assurance Leader of Ernst & Young LLP from 2006 to 2015. Partner of Ernst & Young LLP from 1997 to 2015. Employee of Prudential from 1983 to 1997. Member of the Ernst & Young LLP Retirement Investment Committee from 2009 to 2015. Trustee of SEI Insurance Products Trust from 2016 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

JAMES B. TAYLOR (Born: 1950)—Trustee (since 2018)—Retired since December 2017.  Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017.  Director at Delta Air Lines from 1983 to 1985. Assistant Vice President at Delta Air Lines from 1985 to 1995. Chief Investment Officer at Delta Air Lines from 1995 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004.  President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.  Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

CHRISTINE REYNOLDS (Born: 1958)—Trustee (since 2019)—Retired since December 2016. Executive Vice President at Fidelity Investments from 2014 to 2016. President at Fidelity Pricing and Cash Management Services (“FPCMS”) and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Chief Operating Officer of FPCMS from 2007 to 2008. President, Treasurer at Fidelity Funds from 2004 to 2007. Anti-Money Laundering Officer at Fidelity Funds in 2004. Executive Vice President at Fidelity Funds from 2002 to 2004. Audit Partner at PricewaterhouseCoopers from 1992 to 2002. Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, and SEI Catholic Values Trust.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry and the experience he has gained serving as a trustee of Trust since 1989.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry and the experience he has gained serving as a trustee of Trust since 1988.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as a trustee of Trust since 1996.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry and the experience she has gained serving as a trustee of Trust since 2003.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company’s pension assets, his experience in and knowledge of the financial services industry and the experience he has gained serving as a trustee of Trust since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds and the experience he has gained serving as a trustee of Trust since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries and the experience he has gained serving as a trustee of Trust since 2008.

The Trust has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and the experience she has gained as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

The Trust has concluded that Mr. Taylor should serve as Trustee because of his education, knowledge of financial services and investment management, and the experience he has gained as a Chief Investment Officer at an endowment of a large university, and other professional experience gained through his prior employment and leadership positions.

The Trust has concluded that Ms. Reynolds should serve as Trustee because of the experience she has gained in her various roles with Fidelity, which she joined in 2002, including Chief Financial Officer of Fidelity Funds, her experience as a partner of a major accounting firm, and her experience in and knowledge of the financial services industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of, or a Board conclusion that, the Board or any Trustee has any special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Trust’s independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Trust’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (ix) other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust’s compliance program. Messrs. Sullivan, Williams, Johnson, Harris and Taylor and Mmes. Lesavoy, Cote and Reynolds currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met [XX] ([XX]) times during the Trust’s most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available or deemed not eligible. The Fair Value Pricing Committee’s determinations are reviewed by the Board. Mr. Nesher currently serves as the Board’s delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets as necessary, and met [XX] ([XX]) times during the Trust’s most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of “interested” (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Trust’s offices, which are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Messrs. Sullivan, Williams, Johnson, Harris and Taylor and Mmes. Lesavoy, Cote and Reynolds currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met [XX] ([XX]) times during the Trust’s most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)**
Interested
Mr. Nesher	[None]	[Over $100,000]
Mr. Doran	[Over $100,000]	[Over $100,000]
Independent
Mr. Sullivan	[None]	[Over $100,000]
Ms. Lesavoy	[$50,001-$100,000]	[$50,001-$100,000]
Mr. Williams	[$50,001-$100,000]	[$50,001-$100,000]
Mr. Johnson	[None]	[None]
Mr. Harris	[None]	[None]
Ms. Cote	[None]	[None]
Mr. Taylor	[None]	[None]
Ms. Reynolds(1)	[None]	[None]

*  Valuation date is [December 31, 2020].

**  The Fund Complex currently consists of 93 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional

Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

(1) Ms. Reynolds became a Trustee for the Trust effective December 4, 2019.

Board Compensation. The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation		Pension or Retirement Benefits Accrued as Part of Fund Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation From the Trust and Fund Complex*
Interested
Mr. Nesher		$0		$0		$0		$0
Mr. Doran		$0		$0		$0		$0
Independent
Mr. Sullivan	$	[XX]	$	[XX]	$	[XX]	$	[XX]
Ms. Lesavoy	$	[XX]	$	[XX]	$	[XX]	$	[XX]
Mr. Williams	$	[XX]	$	[XX]	$	[XX]	$	[XX]
Mr. Johnson	$	[XX]	$	[XX]	$	[XX]	$	[XX]
Mr. Harris	$	[XX]	$	[XX]	$	[XX]	$	[XX]
Ms. Cote	$	[XX]	$	[XX]	$	[XX]	$	[XX]
Mr. Taylor	$	[XX]	$	[XX]	$	[XX]	$	[XX]
Ms. Reynolds(1)	$	[XX]	$	[XX]	$	[XX]	$	[XX]

(1)Ms. Reynolds became a Trustee for the Trust effective December 4, 2019.

*  The Fund Complex currently consists of 98 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office and the principal occupations for the last five years of each of the persons currently serving as officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers, except for Russell Emery, the Chief Compliance Officer (“CCO”) of the Trust, receives compensation from the Trust for his or her services. The Trust’s CCO serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro rata share of the aggregate compensation payable to the CCO for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor or until earlier resignation or removal.

ROBERT A. NESHER (Born: 1946)—President and Chief Executive Officer (since 2005)—See biographical information above under the heading “Interested Trustees.”

TIMOTHY D. BARTO (Born: 1968)—Vice President and Secretary (since 2002)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

GLENN R. KURDZIEL (Born: 1974)—Assistant Controller (since 2017)—Senior Manager of Funds Accounting of SEI Investments Global Funds Services since 2005.

STEPHEN G. MACRAE (Born: 1967)—Vice President (since 2012)—Director of Global Investment Product Management since January 2004.

RUSSELL EMERY (Born: 1962)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of The KP Funds from 2013 to 2020. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of The Advisors’ Inner Circle Fund III since 2014. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018.

AARON C. BUSER (Born: 1970)—Vice President and Assistant Secretary (since 2008)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney at Stark & Stark (law firm) from March 2004 to July 2007.

DAVID F. MCCANN (Born: 1976)—Vice President and Assistant Secretary (since 2009)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney at Drinker Biddle & Reath, LLP (law firm) from May 2005 to October 2008.

BRIDGET E. SUDALL (Born: 1980)—Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015). Senior Associate and AML Officer at Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead at Morgan Stanley Alternative Investment Partners from July 2007 to April 2011.

PETER RODRIGUEZ (Born: 1962)—Controller and Chief Financial Officer (since 2020)—Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board’s general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund’s best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the “Procedures”). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a “Client”). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the “Service”) to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the “Proxy Guidelines”) approved by SIMC’s Proxy Voting Committee (the “Proxy Committee”). The Proxy Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and vote the proxies in accordance with the Proxy Guidelines. For example, the Proxy Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce and environmental proposals that create good corporate citizens while enhancing long-term shareholder value. The Guidelines also provide, among other items, that SIMC generally will vote against: proposals to limit the tenure of outside directors through mandatory retirement ages; management proposals to limit the tenure of outside directors through term limits; proposals that give management the ability to alter board size outside of a specific range without shareholder approval; proposals to classify the board; proposals to eliminate cumulative voting; proposals that provide that directors may be removed only for cause; proposals giving the board exclusive authority to amend the bylaws;

retirement plans for non-employee directors; shareholder proposals seeking to set absolute levels on executive and director compensation or otherwise dictate the amount or form of compensation, eliminate stock options or other equity grants to employees or directors, or requiring director fees be paid in stock only; and proposals to phase out the use of animals in product testing unless certain circumstances apply. The Guidelines also provide, among other items, that SIMC generally will vote for: proposals seeking to fix board size or designate a range for board size; proposals that permit shareholders to elect directors to fill board vacancies; and proposals seeking a report on the company’s animal welfare standards. In addition to these examples, the Guidelines cover numerous other specific policies. In addition, the Guidelines provide that SIMC will vote against director nominees (or the Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Proxy Guidelines. SIMC retains the authority to overrule the Service’s recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Proxy Committee. Before doing so, the Proxy Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Proxy Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service’s recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client’s consent to voting in the manner determined by the Proxy Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

For each proxy, SIMC maintains all related records as required by applicable law. The Trust is required to file how all proxies were voted with respect to portfolio securities held by the Funds. A Client may obtain, without charge, a copy of SIMC’s Procedures and Proxy Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or on the SEC’s website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator’s determination that the securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and subscription of other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or a loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (i) such securities are appropriate in the Fund at the time of the exchange; (ii) such securities are acquired for investment and not for resale; (iii) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (iv) such securities are traded on the American Stock Exchange, the NYSE or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (v) the securities may be acquired under the investment restrictions applicable to the Fund.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Administrator, the advisers, the Distributor and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is currently the Trust’s policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges in connection with the sale of such securities. However, a shareholder will at all times be entitled to aggregate cash redemptions from a Fund of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust’s net assets in cash. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder’s basis in the shares of the Fund redeemed.

Fund securities may be traded on foreign markets on days other than a Business Day or the NAV of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern Time. As a consequence, the NAV of a share of a Fund may not reflect all events that may affect the value of the Fund’s foreign securities unless the adviser determines that such events materially affect NAV, in which case NAV will be determined by consideration of other factors.

Certain shareholders in one or more of the Funds may obtain asset allocation services from SIMC and other financial intermediaries with respect to their investments in such Funds. If a sufficient amount of a Fund’s assets are subject to such asset allocation services, the Fund may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Fund shares pursuant to such services. Further, to the extent that SIMC is providing asset allocation services and providing investment advice to the Funds, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interest of the Funds.

Use of Third-Party Independent Pricing Agents. The Funds’ Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

[TAXES]

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning. You are urged to consult with your own tax advisor.

This discussion of certain U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to RICs, such as the Funds.  The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualification as a Regulated Investment Company

Each Fund intends to qualify and elect to be treated as a RIC as defined under Subchapter M of the Code. By following such policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of each Fund as a RIC if it determines such course of action to be beneficial to shareholders.

If a Fund qualifies as a RIC, it will generally not be subject to federal income tax on that part of its net investment income and net realized capital gains that are timely distributed to shareholders. In order to qualify for treatment as a RIC, the Funds must distribute annually to their shareholders at least 90% of their net investment income (which, includes dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses, less operating expenses) (“Distribution Requirement”) and also must meet certain additional requirements.

Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, United States Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (B) not more than 25% of the value of its total assets may be invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in securities (other than United States Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Diversification Test”).

If a Fund fails to satisfy the Qualifying Income Test or Asset Diversification Test in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period of time. If a Fund fails to qualify as a RIC and these relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (which the Tax Act reduced to 21%). In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and (subject to certain limitations) the lower tax rates applicable to qualified dividend income distributed to individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

Federal Excise Tax

Notwithstanding the distribution requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income for the one-year period ending on October 31, of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”), and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Distributions to Shareholders

Each Fund receives income generally in the form of dividends and interest on its investment. Each Fund’s income (including short-term capital gain), less expenses incurred in the operation of such Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. All or a portion of such dividends may be treated as qualified dividend income (currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives and reports such amounts as qualified dividend income. Qualified dividend income includes, in general, subject to certain requirements, dividend income from taxable U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States and those corporations’ whose stock is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the Fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the Fund become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. The investment strategies of the Emerging Markets Equity Fund allows the Fund to invest in securities of foreign corporations, which may limit their ability to make distributions that are eligible for the lower tax rates applicable to qualified dividend income. Distributions received by a Fund from an ETF that is taxable as a RIC will be treated as qualified dividend income only to the extent so designated by such ETF.

Because the Funds’ income is derived primarily from investments in foreign rather than domestic U.S. securities, their distributions are generally not expected to be eligible for the dividends-received deduction for corporate shareholders.

A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 20%.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Each Fund’s shareholders will be notified annually by the Fund (or its administrative agent) as to the federal tax status of all distributions made by the Fund.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sale or Exchange of Shares

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. All or a portion of any loss that you realize upon the redemption of a Fund’s shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

The Funds (or their administrative agents) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Foreign Taxes

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and intends to, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of a Fund’s income from sources within, and taxes paid to, foreign countries and

United States possessions.  If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code.  If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders.  A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Federal Tax Treatment of Certain Fund Investments

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and in limited cases, subject to the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements and for avoiding the excise tax discussed above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes. Accordingly, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. A Fund may have to distribute to its shareholders certain “phantom” income and gain such Fund accrues with respect to its investment in a PFIC in order to satisfy the distribution requirement and to avoid imposition of the 4% excise tax described above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Pursuant to recently issued Treasury regulations, amounts included in income each year by a Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

The use of hedging strategies, such as entering into forward foreign currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a Fund. These complex tax rules could also affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. Income from foreign currencies and income from transactions in certain forward contracts that are directly related to a Fund’s business of investing in securities or foreign currencies are likely to qualify for purposes of the Qualifying Income Test.

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other zero coupon securities that are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though a Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income, which may occur at a time when the advisers would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on such Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. Net gain realized from the closing out of certain futures or options contracts may be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Test. Each Fund intends to distribute to shareholders at least annually any net capital gains that have been recognized for federal income tax purposes, including unrealized gains at the end of the Funds’ fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.

In addition, the Funds may invest in certain exchange-traded products, including exchange-traded commodity pools, which may not produce qualifying income for purposes of the Qualifying Income Test. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments.

Certain Foreign Currency Tax Issues

As described above, gains from the sale or other disposition of foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived from investing in stock, securities or foreign currencies generally are included as qualifying income in applying the Qualifying Income Test. It should be noted, however, that for purposes of the Qualifying Income Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. It is possible that under such future regulations a Fund may no longer satisfy the Qualifying Income Test and might fail to qualify as a RIC.

It is also possible that a Fund’s strategy of investing in foreign currency-related financial instruments might cause the Funds to fail to satisfy the Asset Diversification Test, resulting in their failure to qualify as a RIC. Failure of the Asset Diversification Test might result from a determination by the IRS that financial instruments in which the Funds invest are not securities. Moreover, even if the financial instruments are treated as securities, a determination by the IRS regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Funds could result in the failure by the Funds to diversify their investments in a manner necessary to satisfy the Asset Diversification Test. It is also currently unclear who will be treated as the issuer of a foreign currency instrument for purposes of the Asset Diversification Test.

Backup Withholding

A Fund will be required in certain cases to withhold at a 24% rate and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided a Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Non-U.S. Investors

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in a Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, generally if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business.  Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.  Under current law, the Funds serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of REMICs; (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business.  Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Charitable remainder trusts are subject to special rules and should consult their tax advisors. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

State Taxes

It is expected that the Funds will not be liable for any corporate excise, income or franchise tax in Massachusetts if they qualify as a RIC for federal income tax purposes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Many states grant tax-free status to ordinary income distributions that a Fund pays to you, which are derived from interest on direct obligations of the U.S. Government. Some states have minimum investment requirements for this tax-free status that must be met by a Fund. Investments in Ginnie Mae or Fannie Mae securities, bankers’ acceptances, commercial paper and repurchase requirements collateralized by U.S. Government securities do not generally qualify for state tax-free treatment. The rules or exclusion of this income are different for corporate shareholders. Depending upon state and local law, distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing brokerage orders, it is the Trust’s policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s advisers may cause the Trust to select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits the advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless transactions, in accordance with applicable SEC guidelines.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assist in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the Funds’ advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases, an adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. The Financial Industry Regulatory Authority has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The research services received from a broker-dealer may be complicated by MiFID II, which places restrictions on the receipt of research services by EU authorized investment firms and certain affiliated US asset managers.

SIMC and the various firms that serve as Sub-Advisers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund’s portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the “Commission Recapture

Program”). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a Fund’s portfolio transactions through the Commission Recapture Program. Under the Commission Recapture Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to a Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay Fund operating expenses. Sub-Advisers are authorized to execute trades pursuant to the Commission Recapture Program provided that the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust’s Prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund’s total annual operating expenses at or below a specified level. In such cases, the portion of commissions returned to a Fund under the Commission Recapture Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, the portion of commissions returned to a Fund under the Commission Recapture Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund’s portfolio when there is a change in sub-advisers in the Fund or a reallocation of assets among the Fund’s Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust’s policy to achieve best net results and must comply with the Trust’s procedures regarding the execution of Fund transactions through affiliated brokers.

The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

For the fiscal years ended September 30, 2018, 2019 and 2020, the Funds paid the following brokerage fees:

	Total $ Amount of Brokerage Commissions Paid (000)				Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)				% of Total Brokerage Commissions Paid to Affiliated Brokers		% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2018	2019	2020		2018	2019	2020		2020		2020
Emerging Markets Equity Fund	$2,625	$2,415	$	[XX]	$11	$132	$	[XX]	[XX]	%	[XX]	%

The portfolio turnover rates for the Emerging Markets Equity Fund for the fiscal years ended September 30, 2019 and 2020 were as follows:

	Turnover Rate
Fund	2019	2020
Emerging Markets Equity Fund	89%	[XX]	%

The Trust is required to identify any securities of its “regular broker dealers” (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. As of September 30, 2020, the Trust held securities from the following issuers:

Fund	Type of Security	Name of Issuer	Amount (000)
Emerging Markets Equity Fund

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds’ portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings (the “Portfolio Holdings Website”). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy seeks to ensure that the disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and includes procedures to address conflicts of interest.

Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust’s officers and that provides that the reporting service will keep the information confidential and will not trade on the information.

Portfolio holdings information may also be provided at any time and as frequently as daily to the Funds’ Trustees, SIMC, the Sub-Advisers, and certain service providers, such as the Distributor, the Administrator, the custodian and sub-custodian, the transfer agent, attorneys, the independent proxy voting service retained by SIMC, the Funds’ providers of portfolio monitoring and analytical tools, the Funds’ independent registered public accounting firm, securities lending agents, tax filing and reclamation vendors, class-action monitoring and filing vendors, and printing and filing vendors, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by a confidentiality agreement, the provisions of the service provider’s contract with the Trust, or by the nature of its relationship with the Trust, and such service providers will be prohibited from trading on the information.

Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. Additionally, a Sub-Adviser may provide portfolio holdings information to third-party service providers in connection with its duties as a Sub-Adviser, provided that the Sub-Adviser is responsible for such third-party’s confidential treatment of such data. The Sub-Adviser is also obligated, pursuant to its fiduciary duty to the relevant Fund, to ensure that any third-party service provider will keep the information confidential and has a duty not to trade on any portfolio holdings information it receives other than subject to the Sub-Adviser’s instruction.

The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds’ policies and procedures by the CCO and by considering reports and recommendations by the CCO concerning any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their monthly portfolio holdings with the SEC 60 days after the end of each Funds’ first and third fiscal quarters as exhibits to Form N-PORT and after the end of the Funds’ second and fourth fiscal quarters as exhibits to Form N-CSR and N-CSRS.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional portfolios of shares or classes of portfolios. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. Shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectuses for the Funds or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of a Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [XX], the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of a Fund. Persons who owned of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers.

Name and Address	Number of Shares	Percent of Fund/Class
Emerging Markets Equity Fund—Class F Shares
[XX]	[XX]	[XX]	%
[XX]	[XX]	[XX]	%
[XX]	[XX]	[XX]	%
Emerging Markets Equity Fund—Class Y Shares
[XX]	[XX]	[XX]	%
[XX]	[XX]	[XX]	%
[XX]	[XX]	[XX]	%
[XX]	[XX]	[XX]	%
[XX]	[XX]	[XX]	%

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust’s independent registered public accounting firm.

CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, serves as custodian for the assets of the Funds (the “Custodian”). The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. U.S. Bank National Association, 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent of the Trust’s assets.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

DESCRIPTION OF MOODY’S GLOBAL RATINGS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

1

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels-MIG 1 through MIG 3-while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or

2

short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

The likelihood of payment-the capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

The nature of and provisions of the financial obligation; and the promise S&P imputes; and

The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’

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rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to

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have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining

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which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that

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instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.  For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk.  ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk.  ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss

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severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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PART C. OTHER INFORMATION

Item 28. Exhibits:

(a)  Amended and Restated Agreement and Declaration of Trust, dated March 30, 2016

(b)  Amended and Restated By-Laws, dated September 13, 2011

(c)  Not Applicable

(d)(1)  Investment Advisory Agreement, dated December 16, 1994 (restated as of December 17, 2002), between the Registrant and SEI Investments Management Corporation (“SIMC”)

(d)(2)  Amended and Restated Schedule, dated September 17, 2009, to the Investment Advisory Agreement, dated December 16, 1994 (restated as of December 17, 2002), between the Registrant and SIMC with respect to the Emerging Markets Equity, International Equity, Emerging Markets Debt and International Fixed Income Funds

(d)(3)  Investment Sub-Advisory Agreement, dated April 2, 2009, between SIMC and Acadian Asset Management LLC with respect to the International Equity Fund

(d)(4)  Amendment, dated January 6, 2012, to the Investment Sub-Advisory Agreement, dated April 2, 2009, between SIMC and Acadian Asset Management LLC

(d)(5)  Amended Schedule B, as last revised September 15, 2015, to the Investment Sub- Advisory Agreement, dated April 2, 2009, between SIMC and Acadian Asset Management with respect to the International Equity Fund

(d)(6)  Investment Sub-Advisory Agreement, dated November 13, 2019, between SIMC and AllianceBernstein L.P. with respect to the International Fixed Income Fund

(d)(7)  Investment Sub-Advisory Agreement, dated September 28, 2010, between SIMC and Causeway Capital Management LLC with respect to the International Equity Fund

(d)(8)  Amended Schedule B, as last revised September 16, 2013, to the Investment Sub-Advisory Agreement, dated September 28, 2010, between SIMC and Causeway Capital Management LLC

(d)(9)  Investment Sub-Advisory Agreement, dated September, 12, 2017, between SIMC and Colchester Global Investors Limited with respect to the International Fixed Income Fund

(d)(10)  Amended Schedules A and B, as last revised September 20, 2018, to the Investment Sub-Advisory Agreement, dated September, 12, 2017, between SIMC and Colchester Global Investors Limited with respect to the International Fixed Income and Emerging Markets Debt Funds

(d)(11)  Investment Sub-Advisory Agreement, dated April 13, 2017, between SIMC and Intech Investment Management LLC with respect to the International Equity Fund

(d)(12)  Investment Sub-Advisory Agreement, dated June 21, 2013, between SIMC and Investec Asset Management Ltd. with respect to the Emerging Markets Debt Fund

(d)(13)  Investment Sub-Advisory Agreement, dated June 27, 2017, between SIMC and J O Hambro Capital Management Limited with respect to the Emerging Markets Equity Fund

(d)(14)  Amended Schedules A and B, as last revised June 24, 2020, to the Investment Sub-Advisory Agreement, dated June 27, 2017, between SIMC and J O Hambro Capital Management Limited with respect to the Emerging Markets Equity and International Equity Funds (filed herewith)

(d)(15)  Investment Sub-Advisory Agreement, dated June 22, 2016, between SIMC and KBI Global Investors (North America) Ltd. with respect to the Emerging Markets Equity Fund

(d)(16)  Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Lazard Asset Management LLC with respect to the Emerging Markets Equity Fund

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(d)(17)  Amended Schedules A and B, as last revised July 1, 2019, to the Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Lazard Asset Management LLC with respect to the Emerging Markets Equity and International Equity Funds

(d)(18)  Investment Sub-Advisory Agreement, dated September 13, 2018, between SIMC and Marathon Asset Management, L.P. with respect to the Emerging Markets Debt Fund

(d)(19)  Investment Sub-Advisory Agreement, dated June 23, 2016, between SIMC and NWQ Investment Management Company, LLC with respect to the International Equity Fund

(d)(20)  Investment Sub-Advisory Agreement, dated December 5, 2018, between SIMC and Qtron Investments LLC with respect to the Emerging Markets Equity Fund

(d)(21)    Amended Schedule B, as last revised April 1, 2020, to the Investment Sub-Advisory Agreement dated December 5, 2018, between SIMC and Qtron Investments LLC with respect to the Emerging Markets Equity Fund (filed herewith)

(d)(22)    Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and RWC Asset Advisors (US) LLC with respect to the Emerging Markets Equity Fund

(d)(23)   Amended Schedule B, as last revised June 23, 2015, to the Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and RWC Asset Advisors (US) LLC with respect to the Emerging Markets Equity Fund

(d)(24)  Investment Sub-Advisory Agreement, dated April 3, 2006, between SIMC and Stone Harbor Investment Partners LP with respect to the Emerging Markets Debt Fund

(d)(25)  Investment Sub-Advisory Agreement, dated June 23, 2015, between SIMC and WCM Investment Management, LLC with respect to the International Equity Fund

(d)(26)  Investment Sub-Advisory Agreement, dated March 30, 2009, between SIMC and Wellington Management Company, LLP with respect to the International Equity Fund

(d)(27)  Amended Schedules A and B, as last revised September 29, 2009, to the Investment Sub-Advisory Agreement, dated March 30, 2009, between SIMC and Wellington Management Company, LLP with respect to the International Fixed Income Fund

(e)  Amended and Restated Distribution Agreement between the Registrant and SEI Investments Distribution Co. (“SIDCo.”) dated September 16, 2002

(f)  Not Applicable

(g)(1)  Custodian Agreement, dated August 23, 2011, between the Registrant and Brown Brothers Harriman & Co.

(g)(2)  Amendment, dated October 26, 2016, to the Custodian Agreement, dated August 23, 2011, between the Registrant and Brown Brothers Harriman & Co.

(g)(3)  Custodian Agreement, dated August 16, 2006, between the Registrant and U.S. Bank N.A.

(g)(4)  Schedule of Global Custody Services and Charges, dated June 26, 2018, to the Custodian Agreement between the Trust and Brown Brothers Harriman & Co.

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(h)(1)  Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Registrant and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) (“SIGFS”)

(h)(2)  Amended Schedule D, as last revised January 1, 2017, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Registrant and SIGFS

(h)(3)  Class F Shares Amended and Restated Shareholder Service Plan and Agreement, dated December 5, 2017, between the Registrant and SIDCo.

(h)(4)  Form of Class I Shareholder Service Plan and Agreement, between the Registrant and SIDCo.

(h)(5)  Administrative Services Plan and Agreement with respect to Class I shares, dated October 4, 2001

(h)(6)  Investment Advisory Fee Waiver Agreement, dated October 1, 2014, between the Registrant and SIMC with respect to the Emerging Markets Equity Fund

(i)  Opinion and Consent of Counsel (to be filed by amendment)

(j)  Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Second Amended and Restated Rule 18f-3 Multiple Class Plan, dated August 7, 2014

(o)  Not Applicable.

(p)(1)  The Code of Ethics for SIMC, dated June 30, 2018

(p)(2)  The Code of Ethics for SIDCo., dated November 26, 2018

(p)(3)  The Code of Ethics for SIGFS, dated January 2018

(p)(4)  The Code of Ethics for SEI Institutional International Trust, as last revised March 2020 (filed herewith)

(p)(5)  The Code of Ethics for Acadian Asset Management LLC, dated January 2016

(p)(6)  The Code of Ethics for AllianceBernstein L.P., dated January 2020  (filed herewith)

(p)(7)  The Code of Ethics for Causeway Capital Management LLC, dated June 3, 2019

(p)(8)  The Code of Ethics for Colchester Global Investors Limited, dated June 2020 (filed herewith)

(p)(9)  The Code of Ethics for Janus Capital Group, the parent company of Intech Investment Management LLC, as last revised March 15, 2012

(p)(10)  The Code of Ethics for Ninety One UK Ltd., dated October 2012

(p)(11)  The Code of Ethics for J O Hambro Capital Management Limited, dated February 2013

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(p)(12)   The Code of Ethics for KBI Global Investors (North America) Ltd, dated November 2017

(p)(13)  The Code of Ethics for Lazard Asset Management LLC, dated September 1, 2017

(p)(14)  The Code of Ethics for Marathon Asset Management, L.P., dated May 2017

(p)(15)  The Code of Ethics for NWQ Investment Management Company, LLC, dated  August 26, 2019 (filed herewith)

(p)(16)  The Code of Ethic for Qtron Investments LLC, dated August 1, 2018

(p)(17)  The Code of Ethics for RWC Asset Advisors (US) LLC, dated March 2013

(p)(18)  The Code of Ethics for Stone Harbor Investment Partners LP, dated April 2016

(p)(19)  The Code of Ethics for WCM Investment Management, LLC, dated December 31, 2013

(p)(20)  The Code of Ethics for Wellington Management Company, LLP, dated July 1, 2016

(q)(1)  Power of Attorney, dated September 13, 2016, for Robert A. Nesher, James Hoffmayer, Mitchell A. Johnson, George J. Sullivan, Jr., James M. Williams, Hubert L. Harris, Jr., William M. Doran, Nina Lesavoy and Susan C. Cote

(q)(2)  Power of Attorney, dated March 28, 2018, for James B. Taylor

(q)(3)  Power of Attorney, dated December 4, 2019, for Christine Reynolds

Item 29.  Persons Controlled by or Under Common Control with Registrant:

See the Prospectuses and Statement of Additional Information regarding the Registrant’s control relationships. SIMC is a subsidiary of SEI Investments Company, which also controls the Distributor of the Registrant (SIDCo.) and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 30. Indemnification:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a)(1) to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Agreement and Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser:

The following tables describe other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of the Adviser and each Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or

4

trustee. The Adviser’s and each Sub-Adviser’s table was provided to the Registrant by the Adviser or respective Sub-Adviser for inclusion in this Registration Statement.

SEI Investments Management Corporation

SIMC is the Adviser for the Registrant’s Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Unless otherwise noted, the address of all the companies listed below is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Michael Peterson Director, Senior Vice President & Assistant Secretary	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Assistant Secretary
	SEI Trust Company	Director, Vice President
	SEI Funds, Inc.	Vice President, Secretary
	SEI Investments, Inc.	Vice President, Secretary
	SEI Global Investments Corp.	Director, Vice President, Secretary
	SEI Insurance Group, Inc.	Director, Vice President, Assistant Secretary
	SEI Advanced Capital Management, Inc.	Director, Vice President, Secretary
	SEI Primus Holding Corp.	Vice President, Secretary
	SEI Global Services, Inc.	Director, Senior Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	Director, Senior Vice President
	LSV Asset Management	Management Committee
	SEI Global Capital Investments, Inc.	Vice President, Secretary
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President, Secretary
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Secretary
	SEI Custodial Operations Company, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	Director, Senior Vice President
	SIMC Subsidiary, LLC	Manager
	SEI Ventures, Inc.	Vice President, Secretary
	SEI Investments Developments, Inc.	Vice President, Secretary
	SEI Keystone Capital Holdings, LLC	Senior Vice President
	SEI Archway Finance & Operations LLC	Manager, Senior Vice President
	SEI Archway Technology Partners LLC	Manager, Senior Vice President
James Smigiel Vice President	SEI Investment Strategies, LLC	Vice President
Kevin P. Barr Director & President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director, President, Chief Executive Officer
	SEI Global Services Inc.	Vice President
	SEI Investment Strategies, LLC	Director, President
	SEI Investments Global, Limited	Director
	SEI Investments Canada Company	Director, President

6

Wayne M. Withrow Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Director, Senior Vice President
	SEI Investments Global (Cayman), Limited	Director
Kathy C. Heilig Vice President & Treasurer	SEI Investments Company	Vice President, Controller & Chief Accounting Officer
	SEI Funds Inc.	Director, Vice President, Treasurer
	SEI Investments, Inc.	Director, Vice President, Treasurer
	SEI Global Investments Corp.	Director, Vice President & Treasurer
	SEI Insurance Group, Inc.	Vice President, Treasurer
	SEI Advanced Capital Management, Inc.	Director, Vice President, Treasurer
	SEI Primus Holding Corp.	Director, Vice President, Treasurer
	SEI Global Services, Inc.	Treasurer
	SEI Investment Strategies, LLC	Director, Vice President, Treasurer
	SEI Global Capital Investments, Inc.	Director, Vice President, Treasurer
	SEI Investments Global (Cayman), Limited	Vice President, Treasurer
	SEI Global Holdings (Cayman) Inc.	Vice President, Assistant Secretary & Treasurer
	SEI Investments Canada Company	Vice President
	SEI Ventures, Inc.	Director, Vice President, Treasurer
	SEI Investments Developments, Inc.	Director, Vice President, Treasurer
	SEI Investments Global Funds Services	Vice President, Treasurer
	SEI Keystone Capital Holdings, LLC	Vice President
	SEI Archway Finance & Operations LLC	Vice President
	SEI Archway Technology Partners LLC	Vice President
	Huntington Steele LLC	Manager
Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President-Legal & Assistant Secretary
	SEI Funds, Inc.	Vice President
	SEI Global Services, Inc.	Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	General Counsel, Vice President, Secretary
	SIMC Subsidiary, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	General Counsel, Secretary
	Huntington Steele LLC	Manager
Aaron Buser Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary

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David McCann Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary
Kevin Crowe Vice President	SEI Global Services, Inc.	Vice President
Paul F. Klauder Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Vice President
	SEI Trust Company	Director, Vice President
	SEI Investments Strategies, LLC	Director
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Vice President
Roger Messina Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
Stephen Onofrio Vice President	SEI Global Services, Inc.	Vice President
Robert Wrzesniewski Vice President	SEI Global Services, Inc.	Vice President
Brian Vrabel Vice President & Assistant Secretary	SEI Funds, Inc.	Vice President
	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
Raquell Baker Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
John W. Lau Vice President	SEI Investments (Asia), Limited	Director, FATCA Responsible Officer
Stephen G. MacRae Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Vice President
Radoslav K. Koitchev Vice President	SEI Investment Strategies, LLC	Vice President
Michael Farrell Vice President	SEI Global Services, Inc.	Vice President
	Huntington Steele LLC	Manager
Kevin Matthews Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Director
Marcia Noa Vice President	SEI Global Services, Inc.	Vice President

8

Teresa Curley Vice President & FATCA Responsible Officer	SEI Investments Company	Vice President, FATCA Responsible Officer
	SEI Investments Distribution Co.	FATCA Responsible Officer
	SEI Trust Company	Vice President, FATCA Responsible Officer
	SEI Funds, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Global Investments Corp.	Vice President, FATCA Responsible Officer
	SEI Insurance Group, Inc.	Vice President, FATCA Responsible Officer
	SEI Advanced Capital Management, Inc.	Vice President, FATCA Responsible Officer
	SEI Primus Holding Corp.	Vice President, FATCA Responsible Officer
	SEI Global Services, Inc.	Vice President, FATCA Responsible Officer
	SEI Private Trust Company	Vice President, FATCA Responsible Officer
	SIMC Holdings, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Investment Strategies, LLC	Vice President, FATCA Responsible Officer
	LSV Asset Management	Vice President, FATCA Responsible Officer
	SEI Global Capital Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (Europe) Ltd.	FATCA Responsible Officer
	SEI Global Nominee Ltd.	FATCA Responsible Officer
	SEI Trustees Limited	FATCA Responsible Officer
	SEI European Services Limited	FATCA Responsible Officer
	SEI Investments Global (Cayman), Limited	Vice President, FATCA Responsible Officer
	SEI Global Holdings (Cayman) Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (South Africa) (PTY) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global Fund Services, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Depositary and Custodial Services (Ireland) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Canada Company	Vice President, FATCA Responsible Officer
	SEI Custodial Operations Company, LLC	Vice President, FATCA Responsible Officer
	SEI Institutional Transfer Agent, Inc.	Vice President, FATCA Responsible Officer
	SIMC Subsidiary, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Ventures, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Developments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Global Funds Services	Vice President, FATCA Responsible Officer
	SEI Investments-Guernsey Limited	Vice President, FATCA Responsible Officer
	SEI Keystone Capital Holdings, LLC	Vice President, FATCA Responsible Officer

9

	SEI Archway Finance & Operations LLC	Vice President, FATCA Responsible Officer
	SEI Archway Technology Partners LLC	Vice President, FATCA Responsible Officer
Sean Simko Vice President	SEI Global Services, Inc.	Vice President
Aaron Von Alst	SEI Global Services, Inc.	Vice President

Acadian Asset Management LLC

Acadian Asset Management LLC (“Acadian”) is a Sub-Adviser for the Registrant’s International Equity Fund. The principal business address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is a registered investment adviser under the Advisers Act.

10

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
John Chisholm, Executive Vice President, Co-CEO	Acadian Asset Management (UK) Ltd 24 King William Street, 6th Floor London EC4R 9AT United Kingdom	Affiliated Directorships
	Acadian Asset Management (Australia) Ltd 20 Martin Place Level 9, Suite 3 Sydney, NSW 2000 Australia	Affiliated Directorships
	Acadian Asset Management (Japan) Marunouchi Trust Tower Main 1-8-3 Marunouchi, Chiyoda-ku Tokyo 100-0005 Japan	Affiliated Directorships
	Acadian Asset Management (Singapore) Pte Ltd 8 Marina View, #40-01 Asia Square Tower Singapore, 018960	Affiliated Directorships
Ross Dowd, Executive Vice President, Co-CEO	Acadian Asset Management (Australia) Ltd 20 Martin Place Level 9, Suite 3 Sydney, NSW 2000 Australia	Affiliated Directorships
	Acadian Asset Management (UK) Ltd 24 King William Street, 6th Floor London EC4R 9AT United Kingdom	Affiliated Directorships
	Acadian Asset Management (Japan) Marunouchi Trust Tower Main 1-8-3 Marunouchi, Chiyoda-ku Tokyo 100-0005 Japan	Affiliated Directorships
	Acadian Asset Management (Singapore) Pte Ltd 8 Marina View, #40-01 Asia Square Tower Singapore, 018960	Affiliated Directorships
Mark Minichiello, Executive Vice President, COO, Treasurer, Secretary	Acadian Asset Management (UK) Ltd 24 King William Street, 6th Floor London EC4R 9AT United Kingdom	Affiliated Directorships
	Acadian Asset Management (Australia) Ltd 20 Martin Place Level 9, Suite 3 Sydney, NSW 2000 Australia	Affiliated Directorships

11

	Acadian Asset Management (Singapore) Pte Ltd 8 Marina View, #40-01 Asia Square Tower Singapore, 018960	Affiliated Directorships
	Acadian Asset Management (Japan) Marunouchi Trust Tower Main 1-8-3 Marunouchi, Chiyoda-ku Tokyo 100-0005 Japan	Affiliated Directorships
Brendan Bradley, Executive Vice President, CIO	Acadian Asset Management (UK) Ltd; 24 King William Street, 6th Floor London EC4R 9AT United Kingdom	Affiliated Directorships
	Acadian Asset Management (Australia) Ltd 20 Martin Place Level 9, Suite 3 Sydney, NSW 2000 Australia	Affiliated Directorships
	Acadian Asset Management (Singapore) Pte Ltd 8 Marina View, #40-01 Asia Square Tower Singapore, 018960	Affiliated Directorships
	Acadian Asset Management (Japan) Marunouchi Trust Tower Main 1-8-3 Marunouchi, Chiyoda-ku Tokyo 100-0005 Japan	Affiliated Directorships
Kelly Young, Executive Vice President, CMO	Acadian Asset Management (UK) Ltd; 24 King William Street, 6th Floor London EC4R 9AT United Kingdom	Affiliated Directorships
	Acadian Asset Management (Australia) Ltd 20 Martin Place Level 9, Suite 3 Sydney, NSW 2000 Australia	Affiliated Directorships
	Acadian Asset Management (Singapore) Pte Ltd 8 Marina View, #40-01 Asia Square Tower Singapore, 018960	Affiliated Directorships
	Acadian Asset Management (Japan) Marunouchi Trust Tower Main 1-8-3 Marunouchi, Chiyoda-ku Tokyo 100-0005 Japan	Affiliated Directorships

12

Guang Yang, Member of Board of Managers	BrightSphere Investment Group, plc (“BSIG”- a public company traded on the NYSE) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Director, Chief Executive Officer, Affiliated Directorships
	BrightSphere Inc. (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Director, Chief Executive Officer, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships
	Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor) JPMorgan Chase Tower 2200 Ross Avenue, 31st Floor Dallas, TX 75201	Affiliated Directorships
	Landmark Partners LLC (an investment advisor) 265 Franklin Street Boston, MA 02110	Affiliated Directorships
Suren Rana, Member of Board of Managers	BrightSphere Investment Group, plc (“BSIG”-a public company traded on the NYSE) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Executive Vice President, Chief Financial Officer, Affiliated Directorships
	BrightSphere Inc. (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Executive Vice President, Chief Financial Officer, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships
	The Campbell Group, Inc. (a holding company for Campbell Global, LLC) (an investment advisor) One South West Columbia Suite 1720 Portland, OR 97258	Affiliated Directorships
	Copper Rock Capital Partners LLC (an investment advisor) 200 Clarendon Street, 51st Floor Boston, MA 02116	Affiliated Directorships
	Thompson, Siegel & Walmsley LLC (an investment advisor) 6806 Paragon Place, Suite 300 Richmond, VA 23230	Affiliated Directorships
Meghan Driscoll, Member of Board of Managers	Acadian Asset Management LLC (an investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships

13

Investment Counselors of Maryland, LLC (an investment advisor) 300 East Lombard Street Suite 810 Baltimore, MD 21202	Affiliated Directorships
Landmark Partners LLC (an investment advisor) 265 Franklin Street Boston, MA 02110	Affiliated Directorships

AllianceBernstein L.P.

AllianceBernstein is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company AXA Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies.  AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership.  AllianceBernstein’s principal place of business is located at 1345 Avenue of the Americas, New York, NY 10105.

Listed below are the names and principal occupations of the directors and principal executive officers of AllianceBernstein. The principal business address of each director and officer, as it relates to his or her duties to AllianceBernstein, is the same as that of AllianceBernstein (except as otherwise noted below).

Information as to the directors and executive officers of AllianceBernstein set forth in its Form ADV filed with the SEC (File No. 801-56720), and amended through the date hereof, is incorporated by reference.

14

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Ramon de Oliveira Chairman of the Board	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Chairman of the Board
	AXA S.A. Paris France	Director
	AXA Equitable Life Insurance Company MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
	Investment Audit Practice, LLC New York, NY	Managing Director
Paul L. Audet Director	Symmetrical Ventures New York, NY	Founder and Managing Member
Jeffrey Hurd Director	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Chief Operating Officer
Daniel G. Kaye Director	AXA Equitable Holdings, Inc. AXA Equitable Life Insurance Company MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
	CME Group, Inc. Chicago, IL	Director
Nicholas Lane Director	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Senior Executive Vice President and Head of U.S. Life, Retirement and Wealth Management
	AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	President
Kristi Matus Director	AXA Equitable Holdings, Inc. AXA Equitable Life Insurance Company MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
	Tru Optik Data Corp. Stamford, CT Cerence, Inc. Burlington, MA	Director
	Thomas H. Lee Partners Boston, MA	Executive Advisor
Das Narayandas Director	Harvard Business School Cambridge, MA	Edsel Bryant Ford Professor of Business Administration
Mark Pearson Director	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Director, President and Chief Executive Officer
	AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	Chairman and Chief Executive Officer
	MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director

15

Charles Stonehill Director	AXA Equitable Holdings, Inc. AXA Equitable Life Insurance Company MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
	Green & Blue Advisors LLC New York, NY	Founding Partner
	PlayMagnus A/S Oslo, Norway CommonBond, LLC New York ,NY	Director
Kate C. Burke Chief Administrative Officer	AllianceBernstein L.P. One Nashville Place, 150 4th Avenue North Nashville, TN 37219
Laurence E. Cranch General Counsel	AllianceBernstein L.P. One Nashville Place, 150 4th Avenue North Nashville, TN 37219
James A. Gingrich Chief Operating Officer	AllianceBernstein L.P. One Nashville Place, 150 4th Avenue North Nashville, TN 37219
John C. Weisenseel Chief Financial Officer	AllianceBernstein L.P. One Nashville Place, 150 4th Avenue North Nashville, TN 37219

Causeway Capital Management LLC

Causeway Capital Management LLC (“Causeway”) is a Sub-Adviser for the Registrant’s International Equity Fund. The principal business address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Causeway is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Causeway has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Colchester Global Investors Ltd

Colchester Global Investors Ltd (“Colchester”) is a Sub-Adviser for the Registrant’s International Fixed Income and Emerging Markets Debt Funds. The principal business address of Colchester is Heathcoat House, 20 Savile Row, London, United Kingdom W1S 3PR. Colchester is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Colchester has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Intech Investment Management LLC

Intech Investment Management LLC (“Intech”) is a Sub-Adviser for the Registrant’s International Equity Fund. The principal business address of Intech is 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401. Intech is a registered investment adviser under the Advisers Act.

16

During the last two fiscal years, no director, Officer or partner of Intech has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, Officer, employee, partner or trustee.

Ninety One UK Ltd.

Ninety One UK Ltd. (“Ninety One”) is a Sub-Adviser for the Registrant’s Emerging Markets Debt Fund. The principal business address of Ninety One is Woolgate Exchange, 25 Basinghall Street, London, United Kingdom EC2V 5HA. Ninety One is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Werner Gey van Pittius	Private Real Estate Holding Company	Co-Owner

J O Hambro Capital Management Limited

J O Hambro Capital Management Limited (“JOHCM”) is a Sub-Adviser for the Registrant’s Emerging Markets Equity Fund. The principal business address of JOHCM is 1, St. James’s Market, London, SW1Y, 4AH, United Kingdom. JOHCM is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Emilio Gonzalez Non-Executive Chairman Director	J O Hambro Capital Management Holdings Limited 1 St. James’s Market, London, England, SW1Y 4AH	Director

	JOHCM Funds (UK) Limited 1 St. James’s Market, London, England, SW1Y 4AH	Director

	JOHCM Singapore (PTE) Limited 138 Market Street #15-04 CapitaGreen Singapore 048946	Director

	Pendal Group Limited Level 14, The Chifley Tower 2 Chifley Square, Sydney NSW 2000, Australia	Director Chief Executive and Managing Director Shareholder

	Pendal UK Limited 1 St. James’s Market, London, England, SW1Y 4AH	Director

	The Banking and Finance Oath Limited Level 2 Legion House 161 Castlereagh St, Sydney NSW 2000, Australia	Director

As of September 30, 2019. No other JOHCM director has any external interests.

17

KBI Global Investors (North America) Ltd

KBI Global Investors (North America) Ltd (“KBIGI (North America)”) is a Sub-Adviser for the Registrant’s Emerging Markets Equity Fund. The principal business address of KBIGI (North America) is 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland D01 X5P3. KBIGI (North America) is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Sean Hawkshaw Director & Chief Executive Officer	KBI Global Investors Ltd 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1,Ireland	Chief Executive Officer, Director
Geoff Blake Director & Head of Business Development & Client Services	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1,Ireland	Director, Head of Business Development

Lazard Asset Management LLC

Lazard Asset Management LLC (“Lazard”) is a Sub-Adviser for the Registrant’s International Equity and Emerging Markets Equity Funds. The principal business address of Lazard is 30 Rockefeller Plaza, New York, New York 10112. Lazard is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
James Donald Managing Director, Portfolio Manager/Analyst	Empower 111 John Street, Suite 1005 New York, NY 10038 20-20 Investments Association 3025 Harborview Drive Gig Harbor, WA 98335	Board of Directors Board of Directors
Andrew Lacey Deputy Chairman, Portfolio Manager/Analyst	Link Education Partners 120 Livingston Street Newark, NJ 07103 Montclair Art Museum 3 South Mountain Avenue Montclair, NJ 07042 KIPP New Jersey 60 Park Pl #802, Newark NJ 07102	Board of Directors Board of Directors Board of Directors
Chris Blake Managing Director, Portfolio Manager/Analyst	Daniels College of Business at University of Denver 2102 S. University Blvd., Denver, CO 80208-8921	Executive Advisory Board

Marathon Asset Management, L.P.

Marathon Asset Management, L.P. (“Marathon”) is a Sub-Adviser for the Registrant’s Emerging Markets Debt Fund. The principal business address of Marathon is One Bryant Park, 38th Floor, New York, New York 10036. Marathon is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Marathon has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

NWQ Investment Management Company, LLC

NWQ Investment Management Company, LLC (“NWQ”) is a Sub-Adviser for the Registrant’s International Equity Fund. The principal business address of NWQ is 2029 Century Park East, 16th Floor, Los Angeles, California 90067. NWQ is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of NWQ has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Qtron Investments, LLC

Qtron Investments LLC (“Qtron”) is a Sub-Adviser for the Registrant’s Emerging Markets Equity Fund. The principal business address of Qtron is 200 High Street, 5th Floor, Boston, MA 02110. Qtron is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Qtron has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

18

RWC Asset Advisors (US) LLC

RWC Asset Advisors (US) LLC (“RWC”), is a Sub-Adviser for the Registrant’s Emerging Markets Equity Fund. The principal business address of RWC is 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133. RWC is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of RWC has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Stone Harbor Investment Partners LP

Stone Harbor Investment Partners LP (“Stone Harbor”) is a Sub-Adviser for the Registrant’s Emerging Markets Debt Fund. The principal business address of Stone Harbor is 31 West 52nd Street, 16th Floor, New York, New York 10019. Stone Harbor is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Peter J. Wilby Chief Investment Officer, Managing Member of General Partner	Stone Harbor Investment Funds 31 West 52nd Street 16th Floor New York, NY 10019	President

WCM Investment Management, LLC

WCM Investment Management, LLC (“WCM”) is a Sub-Adviser for the Registrant’s International Equity Fund. The principal business address of WCM is 281 Brooks Street, Laguna Beach, CA 92651. WCM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of WCM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Wellington Management Company LLP

Wellington Management Company LLP (“Wellington Management”) is a Sub-Adviser for the Registrant’s International Fixed Income Fund. The principal business address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Item 32. Principal Underwriters:

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SIDCo., acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
The Advisors’ Inner Circle Fund	November 14, 1991

19

The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
Schroder Series Trust	February 10, 2017
Schroder Global Series Trust	February 10, 2017
City National Rochdale Select Strategies Fund	March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

20

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Paul F. Klauder	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	Director, President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
John P. Coary	Vice President & Assistant Secretary	—
Lori L. White	Vice President & Assistant Secretary	—
Judith A. Hirx	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

Item 33. Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the off ices of the Registrant’s custodian:

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the off ices of Registrant’s administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(d)    With respect to Rules 31a-(b)(5); (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the off ices of Registrant’s Adviser and Sub-Advisers:

SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Acadian Asset Management LLC

260 Franklin Street

Boston, Massachusetts 02110

AllianceBernstein L.P.

21

1345 Avenue of the Americas

New York, New York 10105

Causeway Capital Management LLC

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

Colchester Global Investors Ltd

Heathcoat House

20 Savile Row

London W1S 3PR

United Kingdom

Intech Investment Management LLC

CityPlace Tower

250 S. Australian Avenue, Suite 1800

West Palm Beach, Florida 33401

Ninety One UK Ltd.

Woolgate Exchange

25 Basinghall Street

London, United Kingdom

EC2V 5HA

J O Hambro Capital Management Limited

1, St. James’s Market

London, United Kingdom

SW1Y 4AH

KBI Global Investors (North America) Ltd

3rd Floor

2 Harbourmaster Place

IFSC, Dublin 1, Ireland

D01 X5P3

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

Marathon Asset Management, L.P.

One Bryant Park

38th Floor

New York, New York 10036

NWQ Investment Management Company, LLC

2029 Century Park East, 16th Floor

Los Angeles, California 90067

Qtron Investments, LLC

200 High Street

5th Floor

Boston, MA 02110

RWC Asset Advisors (US) LLC

2640 South Bayshore Drive, Suite 201

Miami, Florida 33133

22

Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, New York 10019

WCM Investment Management, LLC

281 Brooks Street

Laguna Beach, California 92651

Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

Item 34.  Management Services:

None.

Item 35.  Undertakings:

None.

23

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 77 to Registration Statement No. 033-22821 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 25th day of November, 2020.

SEI INSTITUTIONAL INTERNATIONAL TRUST

By:	/S/ ROBERT A. NESHER
Robert A. Nesher
Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	November 25, 2020
William M. Doran

*	Trustee	November 25, 2020
George J. Sullivan, Jr.

*	Trustee	November 25, 2020
Nina Lesavoy

*	Trustee	November 25, 2020
James M. Williams

*	Trustee	November 25, 2020
Mitchell A. Johnson

*	Trustee	November 25, 2020
Hubert L. Harris, Jr.

*	Trustee	November 25, 2020
Susan C. Cote

*	Trustee	November 25, 2020
James B. Taylor

*	Trustee	November 25, 2020
Christine Reynolds

/S/ ROBERT A. NESHER	Trustee, President & Chief Executive Officer	November 25, 2020
Robert A. Nesher

/s/ JAMES HOFFMAYER	Controller & Chief Financial Officer	November 25, 2020
James Hoffmayer

*By:	/S/ ROBERT A. NESHER
Robert A. Nesher
Attorney-in-Fact

24

EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(d)(14)

Amended Schedules A and B, as last revised June 24, 2020, between SIMC and J O Hambro Capital Management Limited, to the Investment Sub-Advisory Agreement, dated June 27, 2017, with respect to the Emerging Markets Equity and International Equity Funds

EX-99.B(d)(21)

Amended Schedule B, as last revised April 1, 2020, to the Investment Sub-Advisory Agreement dated December 5, 2018, between SIMC and Qtron Investments LLC with respect to the Emerging Markets Equity Fund

EX-99.B(p)(4)	The Code of Ethics for SEI Institutional International Trust, as last revised March 2020
EX-99.B(p)(6)	The Code of Ethics for AllianceBernstein L.P., dated January 2020
EX-99.B(p)(8)	The Code of Ethics for Colchester Global Investors Limited, dated June 2020
EX-99.B(p)(15)	The Code of Ethics for NWQ Investment Management Company, LLC, dated August 26, 2019

25